RYDEX CAPITAL PARTNERS
      SPHINX FUND



                                                                      PROSPECTUS
                                    MAY 30, 2003, AS SUPPLEMENTED MARCH 15, 2004




                                                   SHARES OF BENEFICIAL INTEREST







                                                        RYDEX DISTRIBUTORS, INC.

RYDEX CAPITAL PARTNERS SPHINX FUND




RYDEX CAPITAL PARTNERS SPHINX FUND
--------------------------------------------------------------------------------

Shares of Beneficial Interest
$100 per share
   Investment Objective. Rydex Capital Partners SPhinX Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to seek investment returns that substantially correlate with the performance of the Standard & Poor's(R) Hedge Fund Index (the "Index") (before Fund expenses). The Index is an investable benchmark that reflects the performance of a select group of hedge fund managers that pursue investment programs that Standard & Poor's has determined represent the range of major investment strategies employed by hedge funds.
   Rydex Distributors, Inc. (the "Distributor") acts as the distributor of shares of the Fund on a best efforts basis, subject to various conditions. Shares are being offered for sale by the Distributor and through brokers or dealers that have entered into selling agreements with the Distributor. Shares are offered only to investors that meet all requirements to invest in the Fund. See "Investor Qualifications." Shares are offered and may be purchased on a monthly basis (or at such other times as may be determined by the Board). All investor funds to purchase shares will be deposited in a non-interest bearing escrow account maintained by U.S. Bank, as escrow agent, for the benefit of the investors, pending acceptance or rejection of the purchase order. See "Distribution Arrangements."
   This prospectus provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated May 30, 2003, as supplemented March 15, 2004, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is available upon request and without charge by writing the Fund at c/o Forum Shareholder Services, LLC, P.O. Box 446, Portland, Maine 04112 or by calling 888-59RYDEX (888-597-9339). The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 57 of this prospectus. The SAI, and other information about the Fund, is available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.
   Investing in the Fund's shares involves certain risks. See "Risk Factors."

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              --------------------

                         Price        Maximum       Proceeds
                      to Public 1   Sales load 2     to Fund
   Per Share           $ 106.02       $ 3.18        $ 102.84
                              --------------------

1 SHARES OF THE FUND ARE OFFERED AT A PRICE EQUAL TO THEIR THEN-CURRENT NET ASSET VALUE PLUS THE APPLICABLE SALES LOAD. AS OF DECEMBER 31, 2003, THE NET ASSET VALUE PER SHARE OF THE FUND WAS $102.84. THE MINIMUM INITIAL INVESTMENT IN THE FUND IS $25,000 (PLUS THE APPLICABLE SALES LOAD). SUBSEQUENT INVESTMENTS MUST BE AT LEAST $5,000 (PLUS THE APPLICABLE SALES LOAD).
2 SHARES ARE SOLD SUBJECT TO THE FOLLOWING SALES LOADS:

   Investment                                        Sales Load (as a
                                                     percentage of public
                                                     offering price)
--------------------------------------------------------------------------------
   Less than $150,000                                    3.00%
   $150,000 to less than $500,000                        2.00%
   $500,000 or more                                      1.00%

   The sales load is waived for certain types of investors. See "Distribution Arrangements." Rydex (or one of its affiliates) may pay from its own resources compensation to Selling Agents of up to 0.50% of the value of shares sold by them and up to 0.50% per year of the Fund's net asset value attributable to shares sold by them.





                                                                               I

                            RYDEX DISTRIBUTORS, INC.
   Investment Program. The Fund pursues its investment objective by investing its assets primarily in private investment funds and other investment vehicles ("Portfolio Funds") that are managed by the hedge fund managers selected by Standard & Poor's for inclusion in the Index ("Portfolio Managers") or by investing in financial instruments that provide investment returns that are linked to the performance of the Index (or to one or more components of the Index). Rydex Capital Partners I, LLC ("Rydex"), the Fund's investment adviser, is responsible for determining the investments of the Fund, including the Portfolio Funds in which the Fund invests and the portion of the Fund's assets allocated to each Portfolio Manager. The investment programs used by the Portfolio Managers typically involve use of a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e., borrowing money for investment purposes) and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Portfolio Managers' use of these techniques will be an integral part of their investment programs, and involves significant risks to the Fund.
   Investment Adviser. Rydex serves as the Fund's investment adviser. Rydex is affiliated with PADCO Advisors, Inc. and PADCO Advisors II, Inc., which conduct their businesses under the name Rydex Global Advisors. Rydex Global Advisors is the sponsor of an innovative mutual fund family with flexible investment products designed for a variety of market conditions.
   Advisory and Administration Fees. The Fund pays Rydex an investment advisory fee (the "Advisory Fee") computed and paid monthly in advance at the annual rate of 1.75% of the value of the Fund's net assets determined as of the beginning of each month. See "Management of the Fund-General."
   In addition, the Fund pays Rydex a fee computed and paid monthly in advance at the annual rate of 0.20% of the value of the Fund's net assets, determined as of the beginning of each month, in consideration for certain administrative services provided to the Fund. See "Management of the Fund-Administrative Services."
   Lack of Trading Market. There is no public market for shares of the Fund and none is expected to develop. With very limited exceptions, liquidity will be provided only through share repurchase offers that will be made from time to time by the Fund. See "Repurchases of Shares."
   Repurchases of Shares. To provide a limited degree of liquidity to investors, the Fund from time to time will offer to repurchase its shares pursuant to written tenders by investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board of Trustees of the Fund (the "Board") in its sole discretion. The Board will consider various factors in determining when the Fund will make repurchase



II
offers, including recommendations that will be made by Rydex to the Board.
Rydex expects that it will recommend to the Board that the Fund offer to repurchase shares as of June 30, 2004, and thereafter, four times each year, as of the last business day of March, June, September and December. The Fund's Declaration of Trust (the "Declaration of Trust") generally provides that the Fund will be dissolved if the shares of any investor that has submitted a written request for repurchase of its shares have not been repurchased by the Fund within a period of two years after the investor's request. A repurchase fee equal to 1.0% of the value of shares repurchased by the Fund will apply if the date as of which the shares are valued for purposes of repurchase is less than one year following the date of the investor's purchase of the shares (for this purpose, the first shares purchased by an investor will be deemed to be the first shares sold by the investor (i.e., the identity of the shares sold will be determined on a first-in, first-out basis)). The repurchase fee is payable to the Fund and, if applicable, is deducted before payment of the proceeds of the repurchase to the investor. See "Repurchases of Shares." and "Fund Expenses."
   Investor Qualifications. Each prospective investor, or the investor's broker, dealer or other financial intermediary, is required to certify that shares of the Fund are being acquired for the account of an "Eligible Investor." The term "Eligible Investor" includes, among others, an individual who: (i) has a net worth (or joint net worth with the investor's spouse) in excess of $1 million;
(ii) had income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year; or
(iii) has an account managed by an investment adviser registered under the Investment Advisers Act of 1940 and the adviser is subscribing for shares in a fiduciary capacity on behalf of the account. See "Investor Qualifications." The minimum initial investment in the Fund is $25,000 (plus the applicable sales load). Subsequent investments must be at least $5,000 (plus the applicable sales load).

                              --------------------

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.
   "Standard & Poor's(R)," "S&P(R)." and "SPhinX." are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Rydex. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no recommendation concerning the advisability of investing in the Fund.
   You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of its shares in any state or other jurisdiction where the offer is not permitted.



                                                                             III

TABLE OF CONTENTS
--------------------------------------------------------------------------------



PROSPECTUS SUMMARY .................................................   1
SUMMARY OF FUND EXPENSES ...........................................  11
RISK FACTORS .......................................................  13
USE OF PROCEEDS ....................................................  31
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES ......................  31
MANAGEMENT OF THE FUND .............................................  40
REPURCHASE OFFERS ..................................................  43
CALCULATION OF NET ASSET VALUE .....................................  46
DESCRIPTION OF SHARES ..............................................  48
TAXES ..............................................................  49
INVESTOR QUALIFICATIONS ............................................  51
DISTRIBUTION ARRANGEMENTS ..........................................  51
DIVIDENDS AND OTHER DISTRIBUTIONS ..................................  53
GENERAL INFORMATION ................................................  54
APPENDIX A ......................................................... A-1
APPENDIX B ......................................................... B-1
APPENDIX C ......................................................... C-1




IV

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

   This is only a summary. The summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained elsewhere in this prospectus and in the SAI.

THE FUND
Rydex Capital Partners SPhinX Fund (the "Fund") is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a non-diversified, closed-end management investment company. Rydex Capital Partners I, LLC ("Rydex") serves as the Fund's investment adviser. The Fund commenced operations on June 29, 2003.

The Fund provides investors the opportunity to obtain investment exposure to investment strategies used by a diverse group of hedge fund managers. In this respect, the Fund is similar to a "fund of funds." (or a "fund of hedge funds") because, through one investment, eligible investors can participate in the investment programs of hedge fund managers that have been selected by Standard & Poor's ("S&P") as representative of a broad cross section of hedge fund strategies, without being subject to the high minimum investment requirements that many asset managers typically impose. However, unlike most other funds of funds, the investment portfolio of the Fund is structured with the goal of tracking the performance of a benchmark index. Thus, the Fund is a type of index fund. As such, the Fund's portfolio is not actively managed, but rather is passively managed as Rydex determines to be consistent with the Fund's investment objective.

The Fund provides the benefits of: the selection of asset managers who have been professionally selected and are believed to be representative of their respective investment strategies; asset allocation across investment styles; and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
The Fund's investment objective is to seek investment returns that substantially correlate with the performance of the Standard & Poor's(R) Hedge Fund Index (the "Index") (before Fund expenses). The Index is an investable benchmark that reflects the performance of a select group of hedge fund managers that pursue investment programs that S&P has determined represent the range of major investment strategies employed by hedge funds. The Fund pursues its investment objective by investing its assets primarily in private investment funds and other investment vehicles ("Portfolio Funds") that are managed by these managers ("Portfolio Managers") or by investing in financial instruments that provide investment returns that are linked to the performance of the Index (or to one or more components of the Index) ("Index Derivatives"). To the extent practicable, Rydex intends to implement the Fund's investment program by investing the Fund's assets in Portfolio Funds the performance of which is reflected in the Index. The Fund may decide to invest in Index Derivatives when deemed necessary in order to, among other things, satisfy the source of income requirements imposed under the Internal Revenue Code of 1986, or overcome certain regulatory limitations, such as rules, that restrict investments by the Fund in Portfolio Funds. The Fund normally invests at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in Portfolio Funds that are managed by the Portfolio Managers and Index Derivatives.

The investment programs used by the Portfolio Managers typically involve use of a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e., borrowing money for investment purposes) and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Portfolio Managers' use of these techniques is an integral part of their investment programs, and involves significant risks to the Fund. See "Risk Factors" and "Investment Objective and Principal Strategies."

THE STANDARD & POOR'S HEDGE FUND INDEX
The Index is an investable benchmark that is designed to be representative of the broad-based investment experience of the hedge fund marketplace. The Index currently has 40 constituents, divided into three sub-indices: S&P Arbitrage Index, S&P Event-Driven Index and S&P Directional/Tactical Index. These sub-indices represent a total of nine specific investment strategies. The strategies are equally weighted to ensure well-rounded representation of hedge fund investment approaches and to avoid overrepresentation of currently popular strategies. Generally, the Index is scheduled to be rebalanced in January of each year. See "Investment Objective and Principal Strategies-The Standard & Poor's Hedge Fund Index."

THE FUND'S INVESTMENT PROGRAM
Although the constituents of the Index are selected for inclusion in the Index by S&P, Rydex is responsible for determining the investments of the Fund, including the Portfolio Funds in which the Fund invests and the portion of the Fund's assets allocated to each Portfolio Manager. Portfolio Funds in which the Fund invests may take different legal forms, including private investment limited partnerships, joint ventures, investment companies and similar investment vehicles. To the extent feasible, Rydex intends to implement the Fund's investment program by investing the Fund's assets primarily in Portfolio Funds that are managed by the Portfolio Managers selected by S&P for inclusion in the Index, and which are the actual constituents of the Index. These Portfolio Funds are specially designed to facilitate tracking of the Index and enable investment in multiple Portfolio Funds through investment in a single investment vehicle. However, assets of the Fund may be invested in other Portfolio Funds managed by the Portfolio Managers and in Index Derivatives to the extent that such investments may facilitate the Fund's ability to pursue its investment objective consistent with applicable regulatory and tax requirements. In addition, the Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). (Any arrangement in which the Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle for the Fund is referred to as a "Portfolio Account.")

Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, financial and commodities futures, and fixed-income and other debt-related instruments. Portfolio Managers generally are not limited as to the markets in which they may invest or the investment disciplines that they may employ.

During periods of adverse market conditions in the securities markets, one or more Portfolio Managers may temporarily invest all or any portion of the assets it manages in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold assets as cash. At any time, the Fund may invest directly in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.

Portfolio Managers generally invest primarily in securities and other investments that are marketable. However, certain Portfolio Managers may also invest a portion of the assets of Portfolio Funds in privately placed securities and other investments that are illiquid. Interests in the Portfolio Funds are not marketable and only have limited liquidity. See "Investment Objective and Principal Strategies."

THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE OR WILL NOT SUFFER LOSSES THAT MAY BE MATERIAL. THE PORTFOLIO FUNDS MAY UTILIZE INVESTMENT TECHNIQUES WHICH, IN CERTAIN CIRCUMSTANCES, CAN MAGNIFY THE ADVERSE IMPACT OF MARKET MOVEMENTS TO WHICH THEY, AND THEREFORE THE FUND, MAY BE SUBJECT.

ADVISORY ARRANGEMENTS
Rydex, the Fund's investment adviser, is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Rydex is affiliated with PADCO Advisors, Inc. and PADCO Advisor II, Inc., which conduct their businesses under the name Rydex Global Advisors. Rydex Global Advisors is the sponsor of an innovative mutual fund family with flexible investment products designed for a variety of market conditions.

Pursuant to an investment advisory agreement with the Fund (the "Investment Advisory Agreement"), Rydex is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day investment management services to the Fund.

In consideration for the investment advisory services provided by Rydex, the Fund pays Rydex a fee (the "Advisory Fee") computed and paid monthly in advance at the annual rate of 1.75% of the value of the Fund's net assets, determined as of the beginning of each month. The Advisory Fee is in addition to the fees and expenses borne by the Fund as an investor in

Portfolio Funds. A pro rata refund of a portion of the Advisory Fee will be made to the Fund in the event that the Investment Advisory Agreement is terminated at any time other than the end of a month.

Rydex has entered into a licensing agreement with PlusFunds Group Inc. ("PlusFunds") to obtain the right to offer shares of a registered investment company that pursues an investment program that seeks to track the Index and to obtain information and assistance from PlusFunds to facilitate the operations of the Fund. Fees payable to PlusFunds under this agreement are paid by Rydex and not by the Fund. See "Management of the Fund--General."

ADMINISTRATIVE SERVICES
Pursuant to an Administration Agreement between the Fund and Rydex, the Fund pays Rydex a fee computed and paid monthly in advance at the annual rate of 0.20% of the Fund's net assets, determined as of the beginning of each month, in consideration for certain administrative services provided to the Fund (the "Administration Fee"). Rydex has, at its own expense, retained Forum Administrative Services, LLC and Forum Accounting Services, LLC to provide certain of these services. See "Management of the Fund--Administrative Services."

FUND EXPENSES
In addition to the Advisory Fee and the Administration Fee, the Fund bears various expenses associated with its operations.


The Fund also indirectly bears fees and expenses as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1%-2.5%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Trustees of the Fund (the "Board") and shareholders of the Fund.

Rydex has contractually agreed to waive its fees or to pay or absorb the ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Fund (but excluding interest expense, brokerage commissions, indirect fees associated with the Fund's investment in Portfolio Funds and extraordinary expenses) to not more than 1.95% per annum of the average monthly net assets of the Fund (the "Expense Limitation"). The Expense Limitation may not be modified or eliminated except with the approval of the Board. Repurchase fees, if any, received by the Fund in connection with repurchases of shares will be deemed to offset Fund expenses for purposes of the Expense Limitation. Thus, the Fund's ordinary operating expenses may exceed the Expense Limitation by an amount equal to the amount of repurchase fees the Fund receives. See "Management of the Fund
- Fund Expenses."

DERIVATIVES
The Fund and Portfolio Funds may utilize "derivatives" to facilitate implementation of their investment programs. These instruments may be used for hedging and non-hedging purposes. Derivatives used for non-hedging purposes are considered speculative instruments and can subject the Fund and the Portfolio Funds to increased risks. See "Risk Factors - Special Investment Instruments and Techniques-Derivatives."

BORROWINGS
The Fund is authorized to borrow money for investment purposes (including to facilitate its ability to track the Index), to meet repurchase requests (as described below) and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the Investment Company Act. Since the Portfolio Funds are not registered investment companies, they are not subject to this requirement. Borrowings by Portfolio Funds and the Fund for investment purposes (a practice known as "leverage") involve certain risks. See "Risk Factors - Special Investment Instruments and Techniques-Leverage; Interest Rates; Margin."

INVESTOR QUALIFICATIONS
Shares are being offered only to "Eligible Investors." The term "Eligible Investor." includes, among others, an individual who: (i) has a net worth (or joint net worth with the investor's spouse) in excess of $1 million; (ii) had income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year; or (iii) has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for shares in a fiduciary capacity on behalf of the account. Please refer to Appendix A for a description of other categories of Eligible Investors. Existing shareholders who purchase additional shares will be required to meet the Fund's eligibility requirements at the time of the additional purchase. See "Investor Qualifications."

Before an investor may invest in the Fund, the prospective investor or such prospective investor's broker, dealer or other financial intermediary will be required to certify that the investor meets the foregoing investor qualification requirements. If an investor's certification is not received on or before the date shares are to be issued, the investor's order will not be accepted. See "Investor Qualifications." and "Distribution Arrangements-Purchase Terms."

INVESTOR SUITABILITY
AN INVESTMENT IN THE FUND INVOLVES SUBSTANTIAL RISKS.
It is possible that an investor may lose some or all of its investment in the Fund. Before making an investment decision, an investor should: (i) consider the suitability of this investment with respect to the investor's investment objectives and personal situation; and (ii) consider factors such as the investor's personal net worth, income, age, risk tolerance, tax situation and liquidity needs.

AN INVESTMENT IN THE FUND IS AN ILLIQUID INVESTMENT.
Shares of the Fund have only limited liquidity. An investor may be able to liquidate its investment in the Fund only in connection with repurchase offers made by the Fund from time to time. There can be no assurance that an investor's shares will be repurchased in any particular repurchase offer.

THE OFFERING
Shares are being offered for sale by the Fund's distributor, Rydex Distributors, Inc. (the "Distributor") and through brokers or dealers that have entered into selling agreements with the Distributor ("Selling Agents").

Shares are offered and may be purchased on a monthly basis (or at such other times as may be determined by the Board) at a price equal to their then-current net asset value plus the applicable sales load. All investor funds to purchase shares will be deposited in a non-interest bearing escrow account maintained by U.S. Bank, as escrow agent, for the benefit of the investors, pending acceptance or rejection of the purchase order. If an investor's purchase order is rejected, the escrowed funds will promptly be returned to the investor.

The minimum initial investment in the Fund is $25,000 (plus the applicable sales load as described below). Subsequent investments must be at least $5,000 (plus the applicable sales load as described below). The Board may waive or reduce the required minimum initial and additional investment in the Fund with respect to investors that are affiliates, employees, officers or members of Rydex or any of its affiliates. The Fund reserves the right to reject any order for the purchase of shares and may, in its sole discretion, suspend the offering of shares at any time.

Shares are sold subject to certain sales loads, as described below, which are payable to the Distributor. All or a portion of any applicable sales load is reallowed by the Distributor to Selling Agents. See "Distribution Arrangements." In addition, Rydex (or one of its affiliates) may pay additional compensation to Selling Agents from its own resources. These payments will not be an obligation of the Fund or of investors.

Shares are sold subject to the following sales loads:

   Investment                                        Sales Load (as a
                                                     percentage of public
                                                     offering price)
-------------------------------------------------------------------------
   Less than $150,000                                    3.00%
   $150,000 to less than $500,000                        2.00%
   $500,000 or more                                      1.00%

In addition, the sales load is waived for certain types of investors. See "Distribution Arrangements." Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by an investor will be aggregated with the amount of the investor's initial investment and any other additional previous investments in the Fund by the investor in determining the applicable sales load at the time of the subsequent investment. The right of accumulation also permits an investor's investment in the Fund to be combined with the investment in the Fund by the other accounts of the investor (including IRA's and participant-directed employee benefit plans). This right of accumulation does not extend to any other fund advised, sponsored or distributed by Rydex or any affiliate of Rydex. To receive a reduced sales load or a sales load waiver, an investor must, at the time of purchase, give the selling agent sufficient information to permit confirmation of the qualification. See "Distribution Arrangements."

DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund pays dividends to shareholders at least annually in aggregate amounts representing substantially all of the Fund's net investment income (including realized short-term gains), if any, earned during the year. The Fund's long-term capital gains, if any, are also distributed annually. All dividends and other distributions are reinvested in additional shares of the Fund unless a shareholder elects to receive payment in cash. The tax status of any dividend or other distribution is the same regardless of whether or not the dividend or distribution is reinvested or taken as cash. See "Distribution Policy." and "Dividends and Other Distributions-Automatic Reinvestment Plan."

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY
The Fund is registered under the Investment Company Act as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in closed-end funds, such as the Fund, do not have the right to redeem their shares on a daily basis. In addition, there is no public market for shares of the Fund and none is expected to develop. Liquidity will be provided to shareholders only through repurchase offers that will be made by the Fund from time to time, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment. See "Repurchases of Shares - No Right of Redemption."

REPURCHASES OF SHARES
No shareholder has the right to require the Fund to redeem its shares. To provide a limited degree of liquidity to investors, the Fund from time to time will offer to repurchase its shares pursuant to written tenders by investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase a specified amount of the Fund's outstanding shares. The Board will consider various factors in determining when the Fund will make repurchase offers, including recommendations that will be made by Rydex to the Board. Rydex expects that it will recommend to the Board that the Fund offer to repurchase shares as of June 30, 2004, and thereafter, four times each year, as of the last business day of March, June, September and December. The Fund's Declaration of Trust (the "Declaration of Trust") generally provides that the Fund will be dissolved if the shares of any investor that has submitted a written request for repurchase of its shares have not been repurchased by the Fund within a period of two years after the investor's request; provided, however, that dissolution will not be required if the Fund is unable to repurchase an investor's shares as a result of regulatory restrictions. A repurchase fee equal to 1.0% of the value of shares repurchased by the Fund will apply if the date as of which the shares are valued for purposes of repurchase is less than one year following the date of the investor's purchase of the shares (for this purpose, the first shares purchased by an investor will be deemed to be the first shares sold by the investor (i.e., the identity of the shares sold will be determined on a first-in, first-out basis)). The repurchase fee is payable to the Fund and, if applicable, deducted before payment of the proceeds of the repurchase to the investor. See "Fund Expenses."

If a repurchase offer is oversubscribed by shareholders who tender shares for repurchase, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. In addition, a shareholder who tenders for repurchase only a portion of the shares it holds will be required to maintain a minimum balance of $15,000 of shares, as of the repurchase date. The Fund has the right to reduce the amount of shares to be repurchased from a shareholder so that the required minimum balance is maintained.

The Fund may redeem all or a portion of an investor's shares if, among other reasons, the Fund determines that it would be in the best interests of the Fund to do so. See "Repurchases of Shares."

TAXATION
The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and intends each year to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any Federal income tax. The investment strategies of Portfolio Funds and Portfolio Accounts may be employed without regard to the tax consequences of investment transactions on the Fund and shareholders. See "Taxes." and also "Tax Aspects." in the SAI.

RISKS AND SPECIAL CONSIDERATIONS
An investment in the Fund involves substantial risks and special considerations, See "Risk Factors." These risks and special considerations include the following:

   o Investing in the Fund can result in a loss of capital invested.
   o Various risks are associated with the securities and other instruments in which Portfolio Managers invest and the specialized investment techniques they use, including the use of leverage and short sales (which are considered to be speculative practices) and the use of derivatives (which also involves risks).

   o The investment performance of the Fund may fail to track closely the performance of the Index due to various factors, including, but not limited to: the impact of the fees and expenses borne by the Fund, including transaction costs; the inability of the Fund to gain access to one or more Portfolio Funds or Portfolio Managers; and limitations on the Fund's investments resulting from the need to comply with the Fund's investment restrictions or policies, or with regulatory or tax law requirements.

   o The Fund is newly formed and has limited operating history.

   o Shares of the Fund have only limited liquidity.

   o The Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios and may, in some cases, concentrate their investments in a single industry or group of related industries.

   o Certain Portfolio Managers invest in the securities of companies having small market capitalizations, which involves greater risks than would be involved in investing in securities of companies having larger market capitalizations.

   o Each Portfolio Manager generally charges its Portfolio Fund an asset-based management fee and a performance-based allocation. These are in addition to the Advisory Fee and Administration Fee paid by the Fund.

   o The right to receive a performance-based allocation may create an incentive for a Portfolio Manager to make risky investments and may be payable by a Portfolio Fund, and thus indirectly by the Fund, to its Portfolio Manager even if the Fund's overall returns are negative.

   o Rydex and the Portfolio Managers may have conflicts of interest, including conflicts relating to the allocation of investment opportunities between the Fund or a Portfolio Fund and other advised accounts.

   o Portfolio Managers pursue their investment programs independently and one Portfolio Manager may enter into transactions that offset the transactions of another Portfolio Manager. This may result in the Fund bearing transaction costs without obtaining any benefit.

   o Portfolio Funds will not be registered as investment companies under the Investment Company Act and, therefore, the Fund as an investor in Portfolio Funds will not have the benefit of the protections afforded by the Investment Company Act.

   o Rydex may have little or no means of independently verifying information relating to the investment activities of the Portfolio Funds and, thus, may need to rely on PlusFunds or others to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies or their investment or risk management policies.

   o The Fund and Rydex depend upon information and other services provided by PlusFunds and others under the terms of a licensing agreement. In addition, the licensing agreement provides the right for the Fund to invest in the Portfolio Funds which are the vehicles from which the performance of the Index is determined. The Fund's investment performance could be adversely affected if the information provided by PlusFunds or others is inaccurate, if those services are not provided or are inadequate, if it cannot invest in the Portfolio Funds based upon which the performance of the Index is determined or if the licensing agreement is terminated.

   o The Fund relies primarily on information provided by PlusFunds and others in valuing its investments in Portfolio Funds and determining the value of the Fund's shares. There is a risk that inaccurate valuations could adversely affect investors who purchase Fund shares or whose shares are repurchased by the Fund, or could adversely affect existing shareholders.

   o Investors bear fees and expenses at the Fund level and also indirectly bear fees, expenses and performance-based allocations that are imposed at the Portfolio Fund level.

   o The Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times and, in connection with withdrawals, the Fund may receive securities that are illiquid or difficult to value.

   o The fees and expenses of the Fund, including the fees, expenses and performance-based allocations the Fund bears as an investor in Portfolio Funds, are higher than those of most other registered investment companies.

IN VIEW OF THE RISKS NOTED ABOVE, THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT AND INVESTORS SHOULD INVEST IN THE FUND ONLY IF THEY CAN SUSTAIN A COMPLETE LOSS OF THEIR INVESTMENT.

NO GUARANTEE OR REPRESENTATION IS MADE THAT THE INVESTMENT PROGRAM OF THE FUND WILL BE SUCCESSFUL OR THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

See "Risk Factors."

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

   The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load (as a percentage of offering price) ........... 3.00%(1)
   Repurchase Fee (as percentage of net asset value
      of shares repurchased) ........................................ 1.00%
      (applies to repurchase of shares if valuation date
      for repurchase is less than one year after date
      shares were purchased)
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)
   Advisory Fee ..................................................... 1.75%
   Administration Fee ............................................... 0.20%
   Other Expenses ................................................... 0.35%(2)
   Total Annual Expenses. ........................................... 2.30%
   Waiver ........................................................... 0.35%(3)
   Annual Expenses After Waiver ..................................... 1.95%(4)

(1) Shares are sold subject to the following sales loads:

   Investment                                        Sales Load (as a
                                                     percentage of public
                                                     offering price)
--------------------------------------------------------------------------------
   Less than $150,000                                    3.00%
   $150,000 to less than $500,000                        2.00%
   $500,000 or more                                      1.00%

     Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by an investor will be aggregated with the amount of the investor's initial investment and any other additional previous investments in the Fund by the investor in determining the applicable sales load at the time of the subsequent investment. The sales load is waived for certain types of investors. See "Distribution Arrangements."

(2) Reflects all expected ordinary operating expenses of the Fund, other than the Advisory Fee and the Administration Fee, and includes organizational expenses that will be borne by investors solely during the first year of the Fund's operations. Other Expenses and Total Annual Expenses are estimated at 0.35% and 2.30% for subsequent periods. See "Management of the Fund - Fund Expenses."

(3) Rydex has contractually agreed to waive its fees or to pay or absorb the ordinary operating expenses of the Fund (including expenses associated with the organization and initial offering of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund (but excluding interest expense, brokerage commissions, indirect fees associated with the Fund's investment in Portfolio Funds and extraordinary expenses) to not more than 1.95% per annum of the average monthly net assets of the Fund (the "Expense Limitation"). The Expense Limitation may not be modified or eliminated except with the approval of the Board of Trustees of the Fund. See "Management of the Fund - Fund Expenses."

(4) Repurchase fees, if any, received by the Fund in connection with repurchases of shares will be deemed to offset Fund expenses for purposes of the Expense Limitation. Thus, the Fund's ordinary operating expenses may exceed the Expense Limitation by an amount equal to the amount of repurchase fees the Fund receives. As a result, Annual Expenses After Waiver will be 1.95% as a percentage of net assets, plus the amount of repurchase fees received by the Fund. See "Management of the Fund - Fund Expenses."

   The purpose of the table above is to assist prospective investors in understanding the various costs and expenses they will bear directly or indirectly as shareholders of the Fund. "Other Expenses," as shown above, is an estimate, assuming Fund net assets of $100 million. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund." The expenses shown in the table do not include the effect of any repurchase fees that may be received by the Fund and do not include fees and expenses that the Fund will bear as an investor in Portfolio Funds, which will be borne indirectly by Fund shareholders.

                            Example 1
                            ---------
                               1 Year     3 Years    5 Years    10 Years
                               ------     -------    -------    --------
An investor would pay the
following expenses on a
$1,000 investment, assuming
a 5% annual return:              $49         $89        $132        $251

                            Example 2
                            ---------
                               1 Year     3 Years    5 Years    10 Years
                               ------     -------    -------    --------
An investor would pay the
following expenses on a
$25,000 investment, assuming
a 5% annual return:            $1,230      $2,235     $3,301      $6,266

   The Examples above are based on the fees and expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the Examples.

RISK FACTORS
   AN INVESTMENT IN THE FUND INVOLVES SUBSTANTIAL RISKS, INCLUDING THE RISK THAT THE ENTIRE AMOUNT INVESTED MAY BE LOST. The Fund pursues its investment objective by investing its assets primarily in private investment funds and other investment vehicles ("Portfolio Funds") that are managed by the hedge fund managers ("Portfolio Managers") whose investment performance is selected by Standard & Poor's ("S&P") for inclusion in the Standard & Poor's Hedge Fund Index (the "Index") or by investing in financial instruments that provide investment returns that are linked to the performance of the Index (or to one or more components of the Index) ("Index Derivatives"). In addition, the Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). (Any arrangement in which the Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle for the Fund is referred to as a "Portfolio Account.") The Portfolio Funds invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements, risks relating to the limited liquidity of shares and risks relating to the Fund's investment in Index Derivatives.
   Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and the statement of additional information of the Fund (the "SAI") and consult with their own advisers before deciding whether to invest. In addition, because the investment programs of the Portfolio Managers may develop and change over time, an investment in the Fund may in the future be subject to additional and different risk factors.

INVESTMENT-RELATED RISKS
   GENERAL ECONOMIC AND MARKET CONDITIONS. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Portfolio Funds and the Portfolio Accounts. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.
   INDEX TRACKING ERROR. The Fund expects that it will achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95 (before Fund expenses). However, there can be no assurance that this degree of correlation can be achieved. Correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value increases or decreases in exact proportion to changes in the Index. Although the Fund seeks to track the performance of the Index, certain factors can cause a deviation between the performance of the Fund and the performance of the Index, including, among others: (i) the fees and expenses of the Fund, including transaction costs; (ii) the ability of the Fund to time its investments in, and withdrawals from, Portfolio Funds, and to retain Portfolio Managers for Portfolio Accounts, so as to correspond to the precise time in which particular Portfolio Managers are added to, or eliminated from, the Index; (iii) limitations on the Fund's investments resulting from the need to comply with the Fund's investment restrictions or policies, or with regulatory or tax law requirements; (iv) an imperfect correlation between the performance of an Index Derivative entered into by the Fund and the Index (or the component of the Index that corresponds to the Index Derivative); and (v) the need to maintain a portion of the Fund's assets in cash or short-term investments to maintain liquidity to effect repurchases of the Fund's shares, to make investments and to pay Fund expenses. The Fund's ability to track the Index may also be adversely affected if, for regulatory or any other reasons, it cannot gain access to one or more Portfolio Funds or Portfolio Managers. In order to facilitate its ability to track the Index, the Fund may employ leverage, a practice which involves certain risks. See "Risk Factors-Leverage; Interest Rates; Margin."
   STRATEGY RISK. The failure or deterioration of a particular type of investment strategy may cause most or all Portfolio Managers that employ that strategy to suffer significant losses. Strategy specific losses may result from excessive concentration by multiple Portfolio Managers in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market). The strategies employed by the Portfolio Managers can be expected to be speculative and involve substantial risk of loss in the event of such failure or deterioration.
   HIGHLY VOLATILE MARKETS. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which a Portfolio Fund's or a Portfolio Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and Portfolio Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.
   RISKS OF SECURITIES ACTIVITIES. All securities investing and trading activities involve the risk of loss of capital. The Fund's investment program, which involves allocating assets to multiple Portfolio Managers that pursue a variety of investment strategies, may operate to moderate these risks. However, there can be no assurance that the Fund's or any Portfolio Fund's investment program will be successful or that investors in the Fund will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Portfolio Managers' styles of investing:
   EQUITY SECURITIES. Portfolio Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Managers also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.
   FIXED-INCOME SECURITIES. Portfolio Funds and Portfolio Accounts may invest a portion of their assets in fixed-income securities as part of their investment strategies, for defensive purposes or to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.
   HIGH YIELD ("JUNK") BONDS. Portfolio Funds and Portfolio Accounts may invest in non-investment grade debt securities (commonly referred to as "junk bonds"). Non-investment grade debt securities are securities that have received a rating from nationally recognized statistical rating organization (a "Rating Agency") below the fourth highest rating category or, if not rated by any Rating Agency, are of comparable quality.
   Investments in non-investment grade debt securities, including convertible lower rated debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, additional expenses to seek recovery may be incurred. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.
   CONVERTIBLE SECURITIES. A Portfolio Fund's or Portfolio Account's investments in convertible securities subject them, and thus the Fund, to the risks associated with both fixed-income securities and stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Additionally, lower rated convertible securities are subject to increased speculative risks discussed above under the risks of High Yield ("Junk") Bonds.
   FOREIGN INVESTMENTS. It is expected that Portfolio Funds and Portfolio Accounts will invest in securities issued by foreign corporations and governments. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. corporations or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Manager's investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to U.S. standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the U.S. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the U.S. In addition, unfavorable changes in foreign currency exchange rates may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in foreign markets. Portfolio Managers may, but are generally not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful.

   Foreign securities in which Portfolio Funds and Portfolio Accounts may invest include securities of issuers in emerging and developing markets. These issuers and markets present risks not found when investing in securities of issuers in more mature markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than prices of securities in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the proceeds of a sale of a security may not be received on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. Investments in issuers in emerging and developing markets may be subject to greater risks of government restrictions with respect to withdrawing the proceeds from sales of such investments. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments of developing countries may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.
   ILLIQUID PORTFOLIO INVESTMENTS. Portfolio Funds and Portfolio Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices for such securities may not exist or may tend to be volatile, and a Portfolio Fund or a Portfolio Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities traded on national securities exchanges or other established markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.
   SMALL CAP AND MID CAP ISSUERS. Historically, the prices of small and medium market capitalization stocks have been more volatile than the prices of larger capitalization stocks. Among the reasons for greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the market for such stocks, and the greater sensitivity of small and medium size companies to changing economic conditions. Medium and small company stock prices also may fluctuate independently of larger company stock prices and may decline as large company stock prices rise, or vice versa. In addition, small and medium size companies in which the Portfolio Funds invest may have products and management which have not been thoroughly tested by time or by the marketplace. These companies may be more dependent on a limited number of key personnel and their financial resources may not be as substantial as those of more established companies.
   DISTRESSED INVESTMENTS. Portfolio Funds and Portfolio Accounts may invest in securities of companies that are in financial distress, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. These securities may include bank loans, senior or subordinated debt securities, trade claims, promissory notes, preferred equity, warrants and other evidences of indebtedness. There can be no assurance that a Portfolio Manager will correctly evaluate the nature and magnitude of all factors that could affect the outcome of an investment. Investments in financially troubled companies involve substantial financial and business risks that can result in substantial or even total loss. Among the risks inherent in such investments is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Investments in securities of companies in bankruptcy, liquidation or reorganization proceedings are often subject to litigation among the participants in such proceedings. Such investments also may be adversely affected by federal and state laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and a bankruptcy court's power to disallow, reduce, subordinate or disenfranchise particular claims. These and other factors contribute to above-average price volatility and abrupt and erratic movements of the market prices of these securities, and the spread between the bid and asked prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value.
   Securities of financially troubled companies require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by a Portfolio Manager. To the extent that a Portfolio Manager becomes involved in such proceedings, the Portfolio Manager may have a more active participation in the affairs of the issuer than that assumed generally by an investor, and such participation may generate higher legal fees and other transaction costs relating to the investment than would normally be the case.
   In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security in respect to which such distribution was made.
   In certain transactions, a Portfolio Manager may not hedge against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES
   The Portfolio Managers may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's or a Portfolio Account's investment objective. The Fund may also utilize special investment instruments and techniques in order to facilitate its ability to track the Index or one or more components of the Index. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.
   DERIVATIVES. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Portfolio Funds or Portfolio Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio Funds or Portfolio Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. Derivatives may entail leverage in that their investment exposures could be greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund's or Portfolio Account's performance. See "Leverage; Interest Rates; Margin" below.
   SWAPS. Swaps may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty. Swaps can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swaps may increase or decrease a Portfolio Fund's or Portfolio Account's exposure to equity securities, long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors. Swaps can take many different forms and are known by a variety of names. Swaps may increase or decrease the overall volatility of a Portfolio Fund's or Portfolio Account's portfolio. The most significant factor in the performance of swaps is the change in the individual equity values, specific interest rate, currency or other factors that determine the amounts of payments due to and from the counterparties. If a swap calls for payments by a Portfolio Fund or Portfolio Account, it must be prepared to make such payments when due. See also "Risk Factors--Special Investment Instruments and Techniques - Counterparty Credit Risk" below. To achieve investment returns equivalent to those achieved by a Portfolio Manager in whose investment vehicle the Fund may not be able to invest directly, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive over a stated time period the total return of a referenced investment vehicle that is managed by that Portfolio Manager.
   CALL AND PUT OPTIONS. Portfolio Managers may use options as part of their investment programs. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.
   INDEX DERIVATIVES. The Fund may use Index Derivatives to facilitate its ability to track the Index or specified components of the Index under circumstances where regulatory, tax or other considerations prohibit or restrict investments by the Fund in Portfolio Funds. These instruments, which may be structured as swaps, options or notes, involve risks similar to those generally associated with swaps and other derivatives, but also involve investment risks similar to those associated with direct investments in Portfolio Funds to the extent that the returns payable to the Fund from an Index Derivative will be linked to the investment returns of Portfolio Funds. The use of Index Derivatives also involves various costs that would not be incurred when investing in Portfolio Funds. These costs will reduce the investment returns of the Fund.
   COMMODITY FUTURES CONTRACTS. Portfolio Funds and Portfolio Accounts may trade in commodity futures (and related options), a practice which may involve substantial risks. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and a Portfolio Fund or Portfolio Account may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent a Portfolio Fund or Portfolio Account from promptly liquidating unfavorable positions and cause it to be subject to substantial losses. In addition, a Portfolio Fund or Portfolio Account may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (the "CFTC") may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks.
   FAILURE OF FUTURES COMMISSION MERCHANTS. Under the Commodity Exchange Act, as amended (the "CEA"), futures commission merchants are required to maintain customers' assets in a segregated account. To the extent that a Portfolio Fund or Portfolio Account engages in futures and options contract trading and the futures commission merchants with whom it maintains accounts fail to so segregate the assets of the Portfolio Fund or Portfolio Account, the Portfolio Fund or Portfolio Account will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants. In certain circumstances, a Portfolio Fund or Portfolio Account might be able to recover, even with respect to property specifically traceable to the Portfolio Fund or Portfolio Account, only a pro rata share of all property available for distribution to a bankrupt futures commission merchant's customers.
   OTHER FUTURES CONTRACTS AND OPTIONS THEREON. Portfolio Funds or Portfolio Accounts may enter into futures contracts on securities indices and U.S. Government securities that are traded on exchanges licensed and regulated by the CFTC or on foreign exchanges, and may trade in currency futures contracts. A securities index futures contract does not require the physical delivery of the securities underlying the index, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of the securities on which the futures contract is based. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and the rules of such foreign exchange.
   A Portfolio Fund or Portfolio Account may sell a currency futures contract if it is anticipated that exchange rates for a particular currency will fall. A Portfolio Fund or Portfolio Account may purchase a currency futures contract for non-hedging purposes to pursue its investment objective when it anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in its portfolio. In addition, such a transaction can be used as a hedge against a decrease in the value of portfolio securities that are denominated in such currency. If it is anticipated that a particular currency will rise, a Portfolio Manager may purchase a currency futures contract to protect against an increase in the price of securities that are denominated in a particular currency and which the Portfolio Manager intends to purchase.
   A risk in employing currency futures contracts to protect against the price volatility of portfolio securities that are denominated in a particular foreign currency is that the prices of the securities that are subject to such contracts may not completely correlate with the behavior of the cash prices of portfolio securities. The correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that a Portfolio Manager could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.
   Although futures and options transactions, when used for hedging rather than non-hedging purposes to pursue a Portfolio Fund's or Portfolio Account's investment objective, are intended to enable the Portfolio Fund or Portfolio Account to manage interest rate, stock market or currency exchange risks, unanticipated changes in interest rates, market prices or currency exchange rates could result in poorer performance than if the Portfolio Fund or Portfolio Account had not entered into these transactions. Even if a Portfolio Manager correctly predicts interest rate, market price or currency rate movements, a hedge could be unsuccessful if changes in the value of its futures position did not correspond to changes in the value of its investments. This lack of correlation between the futures and securities or currency positions may be caused by differences between the futures and securities or currency markets or by differences between the assets underlying a futures position and the securities held by or to be purchased for the Portfolio Fund or Portfolio Account.
   The prices of futures contracts depend primarily on the value or level of the indices or assets on which they are based. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to a Portfolio Fund or Portfolio Account will not exactly match the assets the Portfolio Fund or Portfolio Account wishes to hedge or intends to purchase, and consequently will not provide a perfect hedge against all price fluctuation. To compensate for differences in historical volatility between positions a Portfolio Manager wishes to hedge and the standardized futures contracts available to it, a Portfolio Manager may purchase or sell futures contracts with a greater or lesser value than the assets it wishes to hedge or intends to purchase.
   Futures contracts and options thereon are derivative instruments. Losses that may arise from certain futures transactions, particularly those involved in non-hedging contexts to pursue a Portfolio Fund's or Portfolio Account's investment objective, are potentially unlimited.
   HEDGING TRANSACTIONS. Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect a Portfolio Fund's or Portfolio Account's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. A Portfolio Manager may enter into hedging transactions to seek to reduce: currency exchange rate and interest rate risks, the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular; or the risks posed by the occurrence of certain other events. However, unanticipated changes in currency or interest rates, or increases or smaller than expected decreases in the equity markets or sectors being hedged, or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Portfolio Manager had not engaged in any hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose the Fund to additional risk of loss.
   COUNTERPARTY CREDIT RISK. Many of the markets in which the Portfolio Funds or Portfolio Accounts effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund or Portfolio Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund or Portfolio Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the

Portfolio Fund or Portfolio Account to suffer a loss. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or Portfolio Account has concentrated its transactions with a single or small group of counterparties. Portfolio Funds and Portfolio Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds and Portfolio Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. The use of Index Derivatives by the Fund involves similar risks.
   LEVERAGE; INTEREST RATES; MARGIN. The Fund is authorized to borrow money for investment purposes, including to facilitate its ability to track the Index, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money. The Fund, Portfolio Funds and Portfolio Accounts may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Portfolio Funds and Portfolio Accounts may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund or Portfolio Account could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Fund, Portfolio Funds or Portfolio Accounts borrow funds, the rates at which they can borrow may affect the operating results of the Fund.
   In general, the anticipated use of short-term margin borrowings results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the securities have been borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then there could be a "margin call," pursuant to which additional funds would have to be deposited with the broker or the broker would effect a mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough to pay off the margin debt and this could result in mandatory liquidation of positions in a declining market at relatively low prices. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.
   SHORT SELLING. Portfolio Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.
   Portfolio Funds and Portfolio Accounts may also effect short sales "against the box." These transactions involve selling short securities that are owned (or that a Portfolio Fund or Portfolio Account has the right to obtain). When a Portfolio Fund or Portfolio Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Portfolio Funds and Portfolio Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box. GENERAL RISKS
   LIMITED OPERATING HISTORY. The Fund is a newly formed entity that has only a limited operating history that investors can use to evaluate the Fund's investment performance. Portfolio Funds may also be newly formed entities that have no or limited operating histories.
   NON-DIVERSIFIED STATUS AND INDUSTRY CONCENTRATION. The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the Investment Company Act of 1940, as amended (the "Investment Company Act") on the percentage of the Fund's assets that may be invested in the securities of any one issuer. Also, there are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments. The Fund does intend to comply with the diversification requirements imposed by Section 851(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code").
   Under these requirements, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets must be invested in cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited (for purposes of this calculation) to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. For purposes of meeting these diversification requirements, the Fund will test the diversification of its assets in each of two ways: (i) each Portfolio Fund will be treated as a single issuer and each Portfolio Account's assets will be treated as if held directly by the Fund; and (ii) the Fund's proportionate share of the assets of each Portfolio Fund and Portfolio Account will be treated as if held directly by the Fund.
   In addition, the Fund does not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in a single industry or group of related industries (but invests 25% or more of the value of its total assets in Portfolio Funds except during temporary periods of adverse market conditions affecting Portfolio Funds in which the Fund invests). Portfolio Funds generally are not subject to similar industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. The Fund will not invest in a Portfolio Fund if, as a result of such investment, 25% or more of the value of the Fund's total assets would be invested in Portfolio Funds that have investment programs that focus on investing in one particular industry or group of related industries. Nevertheless, it is possible that, at any given time, the Portfolio Funds in which the Fund is invested will, in the aggregate, have investments in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. For this reason, an investment in the Fund involves greater investment risk because there is a possibility that a significant portion of the Fund's assets may at some times be invested, indirectly through Portfolio Funds in which the Fund invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Portfolio Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Although Rydex has entered into an agreement with PlusFunds Group Inc. ("PlusFunds") pursuant to which PlusFunds has agreed to provide information regarding the investments of certain Portfolio Funds, the Fund may nevertheless not be able to determine at any given time whether or the extent to which Portfolio Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry or group of related industries.
   PERFORMANCE-BASED ALLOCATIONS. Each Portfolio Manager generally is entitled to receive performance-based allocations, expected to range from 15% to 25% of net profits, with respect to the Portfolio Fund that it manages. Performance-based allocations may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the performance-based allocations are generally calculated on a basis that includes both realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains. See "Special Risks of Multi-Manager Structure."

   LIMITED LIQUIDITY. An investment in the Fund provides only limited liquidity because the Fund is a closed-end fund and shareholders will not have the right to redeem shares. Liquidity will be provided only through share repurchase offers that will be made by the Fund from time to time. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.
   The Fund believes that repurchase offers will generally be beneficial to the Fund's shareholders, and will generally be funded from available cash or sales of portfolio holdings. However, if the Fund borrows money to finance repurchases, interest on borrowings will negatively affect shareholders who do not tender their shares for repurchase by increasing the Fund's expenses and reducing investment return. Payment for repurchased shares may require the Fund, and in turn the Portfolio Funds, to liquidate portfolio holdings earlier than they would otherwise liquidate these holdings, potentially resulting in losses, and may increase portfolio turnover. There can be no assurance that the Fund will have sufficient cash to repurchase shares.
   Each repurchase offer will be made for a specified dollar amount of the Fund's outstanding shares. If a repurchase offer is oversubscribed by shareholders who tender shares, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. In addition, a shareholder who tenders for repurchase only a portion of shares it holds will be required to maintain a minimum balance of $15,000, as of the repurchase date. The Fund has the right to reduce the amount of shares to be repurchased from a shareholder so that the required minimum balance is maintained. The Fund expects to distribute cash to shareholders whose shares are repurchased.
   Repurchase of the Fund's shares will reduce the number of outstanding shares and the Fund's net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares for repurchase by increasing the Fund's expenses, which will reduce any net investment income. For these various reasons, an investment in shares of the Fund is suitable only for sophisticated investors. See "Repurchases of Shares."
   DEPENDENCE ON PLUSFUNDS AND OTHERS. The Fund and Rydex are dependent upon certain services provided by PlusFunds and others, which include the furnishing of information regarding the composition of the Index, the investment holdings of certain Portfolio Funds and the valuation of interests in certain Portfolio Funds. There can be no assurance that PlusFunds will not terminate its agreement with Rydex pursuant to which that information is provided.
   In addition, S&P has granted a license to PlusFunds to use certain trademarks, including the trademark "SPhinX," as well as the right to utilize the Index in connection with the creation and operation of various investment vehicles such as the Fund and certain Portfolio Funds. PlusFunds has sub-licensed certain of these rights to Rydex. Under various circumstances, the license agreement between PlusFunds and S&P or the license agreement between Rydex and PlusFunds may be terminated. In the event of such termination, the Fund may be unable to continue to utilize such trademarks and may not be able to obtain necessary information regarding the Index. This could make continued operation of the Fund impractical.
   CONFLICTS OF INTEREST. Rydex and its affiliates, as well as the Portfolio Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Portfolio Funds and Portfolio Accounts. In addition, investment professionals associated with Rydex and the Portfolio Managers may carry on investment activities for their own accounts and the accounts of family members (collectively, with other accounts managed by Rydex and its affiliates, "Other Accounts"). The Fund, Portfolio Funds and Portfolio Accounts have no interest in these activities. As a result of the foregoing, Rydex and the Portfolio Managers will be engaged in substantial activities other than on behalf of the Fund, Portfolio Funds and Portfolio Accounts, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities.
   There may be circumstances under which a Portfolio Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Portfolio Fund's or Portfolio Account's assets they commit to such investment. There also may be circumstances under which a Portfolio Manager purchases or sells an investment for its Other Accounts and does not purchase or sell the same investment for a Portfolio Fund or Portfolio Account, or purchases or sells an investment for a Portfolio Fund or Portfolio Account and does not purchase or sell the same investment for one or more Other Accounts. However, it is generally the policy of the Portfolio Managers that investment decisions for all accounts they manage be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among Portfolio Funds, Portfolio Accounts and Other Accounts.
   Portfolio Managers and their affiliates may have interests in Other Accounts which differ from their interests in Portfolio Funds and Portfolio Accounts and may manage such accounts on terms that are more favorable to them than the terms on which they manage Portfolio Funds or Portfolio Accounts. In addition, Portfolio Managers may charge fees to Other Accounts and be entitled to receive performance-based incentive fees or allocations from Other Accounts that are lower than the fees and performance-based incentive allocations to which Portfolio Funds and Portfolio Accounts are subject.
SPECIAL RISKS OF MULTI-MANAGER STRUCTURE
   Portfolio Funds generally will not be registered as investment companies under the Investment Company Act. Thus, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Portfolio Funds. Although Rydex expects to receive certain information regarding the investment performance of Portfolio Funds on a regular basis, Rydex may have little or no means of independently verifying this information. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated. In addition, certain Portfolio Managers will not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), in reliance on certain exemptions from registration. In such cases, Portfolio Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.
   By investing in Portfolio Funds and Portfolio Accounts indirectly through the Fund, investors bear asset-based fees at the Fund level and indirectly bear asset-based fees and performance-based allocations at the Portfolio Fund or Portfolio Account level. Similarly, investors bear a proportionate share of the other operating expenses of the Fund (including administrative expenses) and indirectly bear similar expenses of Portfolio Funds and Portfolio Accounts. An investor who meets the conditions imposed by the Portfolio Managers, including investment minimums that may be considerably higher than the $25,000 minimum initial investment requirement imposed by the Fund, could invest directly with the Portfolio Managers, thereby avoiding the additional fees and expenses of the Fund.
   Each Portfolio Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other Portfolio Managers or the investment performance of the Fund generally. Thus, a Portfolio Manager with positive investment performance will receive this allocation from the applicable Portfolio Fund or Portfolio Account (and indirectly from the Fund and its shareholders) even if the Fund's overall investment return is negative. Investment decisions of the Portfolio Managers are made independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a Portfolio Fund or Portfolio Account whose shares are being sold by another Portfolio Manager for another Portfolio Fund or Portfolio Account. In such situations, the Fund would indirectly be incurring transaction costs without accomplishing any net investment result.
   Because the Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain times and subject to limitations set forth in the governing documents of the Portfolio Funds, the Fund from time to time: may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest in order to maintain necessary liquidity to repurchase shares; may have to borrow money to repurchase shares; and may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses. In particular, to the extent the Fund invests its assets in money market securities, those assets will not be available for investment in other opportunities, including Portfolio Funds, Index Derivatives and Portfolio Accounts.

   Portfolio Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, Rydex would seek to dispose of the securities received by the Fund in a manner that is in the Fund's best interest.
   The Fund may agree to indemnify certain of the Portfolio Funds and, subject to certain limitations imposed by the Investment Company Act, certain Portfolio Managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.
   PORTFOLIO ACCOUNT ALLOCATIONS. The Fund may on occasion allocate its assets to a Portfolio Manager by retaining the Portfolio Manager to manage a Portfolio Account for the Fund, rather than by investing in a Portfolio Fund. Portfolio Accounts can expose the Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that the Fund could lose more in a Portfolio Account that is managed by a particular Portfolio Manager than the Fund has allocated to the Portfolio Manager to invest. This risk may be avoided if the Fund, instead of retaining a Portfolio Manager to manage a separate account comprised of a designated portion of the Fund's assets, creates a separate investment vehicle for which a Portfolio Manager will serve as general partner and in which the Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Portfolio Accounts.
   CALCULATION OF NET ASSET VALUE. In some cases, the Fund will have little ability to assess the accuracy of the valuations of its investments in Portfolio Funds that are received from PlusFunds or from a Portfolio Fund or its administrator. There are no market quotations available to use in valuing the Fund's investments in Portfolio Funds. As a result, these investments will be valued at their fair values as determined in accordance with procedures adopted in good faith by the Board of Trustees (the "Board"). These valuations may not in all cases accurately reflect the values of the Fund's investments in Portfolio Funds. Such inaccuracies may adversely affect the Fund or investors who purchase shares of the Fund or have their shares repurchased.
   The net asset value at which Fund shares are sold to investors and repurchased by the Fund is based upon the value of the Fund's interests in Portfolio Funds and the value of its other assets less liabilities and accrued expenses, determined as of the date shares are issued or the date as of which shares tendered for repurchase are valued (a "Valuation Date"). Generally, the Fund will rely on net asset values reported by the Portfolio Funds or their administrators as of those dates. Subsequent to the Valuation Date, adjustments may be made by a Portfolio Fund or its administrator to the net asset value of a Portfolio Fund to correct valuation, accounting or other errors. The Fund will adjust the number of Fund shares issued to or repurchased from any particular shareholder in the event that a more accurate valuation becomes available prior to the end of the subsequent month in which the shares are issued or repurchased by the Fund. A previously determined net asset value per share of the Fund will not be modified as a result of adjustments made after the last Business day of the subsequent month. As a result, the prices at which the Fund issues or repurchases shares may not always reflect accurately the value of the Fund's assets. This could result in investors paying too much upon the purchase of shares or receiving too little upon repurchase of their shares. This could adversely affect existing shareholders of the Fund if shares are issued at too low a price or repurchased at too high a price. See "Calculation of Net Asset Value."
   Certain securities in which Portfolio Funds or Portfolio Accounts invest may not have readily ascertainable market prices. Securities held by Portfolio Funds will nevertheless generally be valued by PlusFunds or the Portfolio Managers, which valuations will be conclusive with respect to the Fund, even though there generally will be a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith in accordance with procedures adopted in good faith by the Board.

USE OF PROCEEDS
   Proceeds from the sale of shares, net of the Fund's organization costs, offering costs and ongoing fees and expenses, are invested in the Fund's investment program and objective as soon as practicable after the receipt of such proceeds by the Fund.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
THE FUND'S OBJECTIVE
   The Fund's investment objective is to seek investment returns that substantially correlate with the performance of the Index (before Fund expenses). No assurance can be given that the Fund will achieve its investment objective.
   The Fund's investment objective is fundamental and may not be changed without the approval of its shareholders. However, except as otherwise stated in this prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund's fundamental investment policies are listed in the SAI. Its principal investment policies and strategies are discussed below. The Fund may change any investment policy and strategy that is not fundamental if the Board believes doing so would be consistent with the Fund's investment objective.
THE FUND'S INVESTMENT PROGRAM
   The Fund pursues its investment objective by investing its assets primarily:
(i) in Portfolio Funds that are managed by the Portfolio Managers selected by S&P for inclusion in the Index; or (ii) in Index Derivatives. Although the constituents of the Index are selected for inclusion in the Index by S&P, Rydex as the Fund's investment adviser, is responsible for determining the investments of the Fund, including the Portfolio Funds in which the Fund invests and the portion of the Fund's assets allocated to each Portfolio Manager. Portfolio Funds in which the Fund invests may take different legal forms, including private investment limited partnerships, joint ventures, investment companies and similar investment vehicles.

   To the extent feasible, Rydex intends to implement the Fund's investment program by investing the Fund's assets primarily in Portfolio Funds that are managed by the Portfolio Managers selected by S&P for inclusion in the Index, and which are the actual constituents of the Index. These Portfolio Funds are specially designed to facilitate tracking of the Index and enable investment in multiple Portfolio Funds through investment in a single investment vehicle. However, assets of the Fund may be invested in other Portfolio Funds managed by the Portfolio Managers and in Index Derivatives to the extent that such investments may facilitate the Fund's ability to pursue its investment objective consistent with applicable regulatory and tax requirements. In addition, the Fund may on occasion retain one or more Portfolio Managers to manage Portfolio Accounts. The Fund normally invests at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in Portfolio Funds that are managed by the Portfolio Managers and Index Derivatives.
   Portfolio Funds generally are not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest in the fund. The typical Portfolio Fund has greater investment flexibility than traditional investment funds (such as mutual funds and most registered investment companies) as to the types of securities it may own, the types of trading strategies it may employ and, in many cases, the amount of leverage it may use.
   Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, financial and commodities futures, and fixed-income and other debt-related instruments. Portfolio Managers generally are not limited as to the markets in which they may invest or the investment disciplines that they may employ.
   During periods of adverse market conditions in the securities markets, one or more Portfolio Managers may temporarily invest all or any portion of the assets it manages in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold assets as cash. At any time, the Fund may invest directly in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.
   The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various Investment Company Act prohibitions on affiliated transactions. The Fund also may not be required to adhere to this 5% investment limitation to the extent that it can rely on certain regulatory exemptions from the prohibitions on affiliated transactions. The 5% limitation will not apply if the Fund purchases non-voting securities of a Portfolio Fund. The Fund will not purchase voting or non-voting securities of a Portfolio Fund that in the aggregate represent 25% or more of the Portfolio Fund's outstanding equity.
   Portfolio Managers generally invest primarily in securities and other investments that are marketable. However, certain Portfolio Managers may also invest a portion of the assets of Portfolio Funds in privately placed securities and other investments that are illiquid. Interests in the Portfolio Funds are not marketable and only have limited liquidity.
   The retention of a Portfolio Manager to manage a Portfolio Account is subject to the approval of the Board, including a majority of the persons comprising the Board (the "Trustees") who are not "interested persons," as defined by the Investment Company Act, of the Fund or the Portfolio Manager (the "Independent Trustees"). The retention of a Portfolio Manager will in such cases also be subject to approval by shareholders, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement. The Fund may seek to obtain an SEC order exempting it from the shareholder approval requirement. However, no assurance can be given that such an order will be issued. The Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Portfolio Manager be registered as an investment adviser under the Advisers Act, and the Fund's contractual arrangements with the Portfolio Manager will be subject to the requirements of the Investment Company Act applicable to investment advisory contracts.
   In managing Portfolio Funds, Portfolio Managers are not subject to the Fund's investment policies and restrictions or the various limitations and prohibitions applicable to the activities of investment companies registered under the Investment Company Act (such as the Fund). THIS INVOLVES VARIOUS RISKS, INCLUDING THOSE ASSOCIATED WITH THE FACT THAT PORTFOLIO FUNDS ARE NOT GENERALLY SUBJECT TO ANY REQUIREMENTS THAT THEY DIVERSIFY THEIR INVESTMENTS OR LIMIT THEIR INVESTMENTS IN THE SECURITIES OF ISSUERS ENGAGED IN A SINGLE INDUSTRY OR GROUP OF RELATED INDUSTRIES. SEE "RISK FACTORS--GENERAL RISKS-NON-DIVERSIFIED STATUS AND INDUSTRY CONCENTRATION." However, the Fund's investment policies and restrictions, and limitations and prohibitions on investments imposed by the Investment Company Act, will apply to Portfolio Accounts.
THE STANDARD & POOR'S HEDGE FUND INDEX
   The Index is an investable benchmark that reflects the performance of a select group of hedge fund managers that pursue investment programs that S&P has determined represent the range of major investment strategies employed by hedge funds. Although the Fund's investment objective is to seek investment returns that substantially correlate with the performance of the Index (before Fund expenses), an investment in the Fund is not an investment in the Index, and there can be no assurance that the performance of the Fund will directly track the performance of the Index.

   The Index currently has 40 constituents, divided into three sub-indices: S&P Arbitrage Index, S&P Event-Driven Index and S&P Directional/Tactical Index. These sub-indices represent a total of nine specific investment strategies. The strategies are equally weighted to ensure well-rounded representation of hedge fund investment approaches and to avoid overrepresentation of currently popular strategies. The three sub-indices currently comprising the Index are described below. S&P may add additional, or subtract, strategies in the future, at its election.
   EVENT DRIVEN strategies seek to earn excess returns through the purchase and sale of securities based on anticipated outcomes of company specific or transaction specific situations. Portfolio Managers employing these strategies try to exploit profitable opportunities based on a particular event, such as an anticipated merger or pending bankruptcy. There generally are no limits on the amount of leverage a Portfolio Manager may employ in pursuing these strategies. These strategies include:
   (1) MERGER ARBITRAGE. Portfolio Managers employing this strategy seek to profit by capturing the price differential between the current market price of a security and its expected future value based on the occurrence of a merger or similar corporate reorganization events. These Portfolio Managers tend to utilize fundamental analysis to identify mergers with a higher probability of closing. They generally engage in short selling to lock in the price differential of stock for stock mergers. They may also use options hedging and other techniques to mitigate risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed to be undervalued and likely candidates for future mergers or reorganizations.
   (2) DISTRESSED SECURITIES. Portfolio Managers employing this strategy generally invest in securities of financially troubled companies (i.e., companies involved in bankruptcies, exchange offers, workouts, financial reorganizations and other special credit event related situations). These Portfolio Managers may seek to identify distressed securities in general or focus on one particular segment of the market (i.e., senior secured debt). Investments may be passively acquired in the secondary market, acquired through participation in merger activity, or acquired with the view toward actively participating in a re-capitalization or restructuring plan. Portfolio Managers may take an active role and seek representation in management, on the board of directors and on credit committees. They may invest in marketable and non-marketable securities including, without limitation any type of debt, preferred or common stock, warrants, options, and hybrid instruments. Many of these securities may be restricted and may not be readily tradable. When securities are illiquid, price discovery may be severely limited. Due to this limitation, a Portfolio Manager's ability to monitor performance is significantly reduced. Certain Portfolio Managers investing in distressed securities may use leverage.
   (3) SPECIAL SITUATIONS. Portfolio Managers employing this strategy seek to profit by capturing the price differential between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company's strategy or product mix. These include but are not limited to spin-offs, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, rights offers, re-capitalizations, liquidations, and similar transactions. Portfolio Managers who pursue special situation strategies may use options hedging and other arbitrage techniques in seeking to mitigate risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed by a Portfolio Manager to be undervalued and likely candidates for future reorganization. Some Portfolio Managers employing this investment strategy may utilize leverage.
   DIRECTIONAL OR TACTICAL trading strategies involve speculating on the direction of currency, commodity, equity and bond markets. These strategies can be model based (i.e., the Portfolio Manager relies heavily on computer-based models that generate buy or sell signals based on various economic and market inputs) or subjective (i.e., the Portfolio Manager relies heavily on its discretionary judgment resulting from a fundamental analysis of various economic indicators). There generally are no limits on the amount of leverage a Portfolio Manager employing these strategies may use. Within this strategy, there are three main categories:
   (1) MACRO. Portfolio Managers employing this strategy take long and short positions in the world's major capital and derivative markets. The positions taken by these Portfolio Managers reflect their views in the overall market direction, as influenced by major economic trends and events. These Portfolio Managers often use a high degree of leverage.
   (2) LONG/SHORT EQUITY. Portfolio Managers pursuing this strategy employ stock-specific investment strategies that have net exposure to the equity market. Net exposure is defined as the excess of the long market exposure less the short market exposure. Strategies typically used by an equity hedge manager include long/short equity and short equity. Long/short equity focuses on fundamental stock selection, both long and short, generally with a long market bias. This strategy is designed to deliver equity-like returns that are derived from the Portfolio Manager's fundamental stock selection and the portfolio's exposure to the market. Portfolio Managers employing this investment strategy may use leverage.
   (3) MANAGED FUTURES. Portfolio Managers employing this strategy trade in listed financial and commodity markets around the world. Portfolio Managers that follow a systematic approach tend to take positions based primarily on price and market specific information. Portfolio Managers that follow a discretionary approach analyze price and market specific information as well as broader economic and political fundamentals in taking positions. Both systematic and discretionary approaches rely heavily on computer-generated models to identify trades, determine size of positions and precisely time trades. It is expected that the Portfolio Managers represented in the Index will follow systematic trading approaches.

   ARBITRAGE strategies attempt to profit from pricing inefficiencies in various markets, including stocks and bonds, of U.S. and foreign issuers. Portfolio Managers that pursue these strategies seek to generate investment returns while minimizing directional market risk. They attempt to neutralize long and short exposures to minimize the impact of general market movements, generally, by entering into two simultaneous transactions: the purchase of an undervalued security, and the selling short of an overvalued security. Therefore, profitability should not be dependent upon the general rise in price of the securities markets or of specific securities, but, instead, should depend on the change in the relationship of the two securities. Generally, there are no limits on the amount of leverage Portfolio Managers may use in pursuing these investment strategies.
   Arbitrage strategies are generally very complex and involve instruments that have inherent relationships with one another. The types of instruments traded vary considerably depending on the Portfolio Manager's arbitrage strategy. Because these strategies attempt to capture relatively small mispricings between two related securities, Portfolio Managers using these strategies typically use moderate to substantial leverage to produce attractive rates of return. Computer models and mathematical calculations may be used to identify trading opportunities. Within this strategy, there are three main categories:
   (1) EQUITY MARKET NEUTRAL. Portfolio Managers employing this strategy attempt to construct portfolios that will generate attractive returns through the development and implementation of sophisticated quantitative and qualitative trading models. Most of these models dictate the purchase of stocks that are expected to perform relatively better than the broader market while, at the same time, selling short those stocks expected to perform relatively worse. These Portfolio Managers operate from the premise that they can forecast the relative performance of specific stocks better than that of the market as a whole, thereby decreasing systemic risk in favor of stock specific risk. They also attempt to further control risk by keeping market exposure to a minimum, exhibiting only a slight directional bias (20% on average, over time). Generally, these Portfolio Managers seek to invest in or sell short larger, more liquid stocks. A market neutral Portfolio Manager's returns are generated by having the ability to pick stocks within and across a broad range of industry sectors, irrespective of the movements of the broader market. Very often a Portfolio Fund will be comprised of long positions in the strongest companies within a given industry sector and short positions in those sectors showing signs of weakness.
   (2) CONVERTIBLE ARBITRAGE. Portfolio Managers employing this strategy may purchase a bond of a company that is convertible (either currently or at some future date) into the company's equity. These Portfolio Managers will hedge the equity exposure of the position by selling short the equity securities of the company or another related security in a ratio they believe appropriate. In addition, they may hedge the debt exposure of the position by creating a short position in a related fixed-income security. These Portfolio Managers use a combination of fundamental, empirical and quantitative valuation techniques to identify attractive convertible bonds, and typically utilize leverage.
   (3) FIXED-INCOME ARBITRAGE. Portfolio Managers employing this strategy may invest or trade in a variety of fixed-income securities across several markets. They may look to capture changes in the shape of the yield curve (i.e., the spread or difference in yield between different maturities of debt of an issuer). Portfolio Managers may also employ strategies to capture expected changes in credit spreads, such as the difference between the yield on a specific company's debt and the yield on U.S. Treasury securities (e.g., sell a company's bond and buy a Treasury security), or credit spreads within a specific company's capital structure (e.g., buy a company's senior debt and sell short its subordinated debt or equity). They may also focus on mortgage and mortgage-related securities. These Portfolio Managers tend to utilize significant amounts of leverage, take both long and short positions and employ options, futures and other derivatives.
   The performance of the Index reflects the investment returns of accounts managed by hedge fund managers selected by S&P. These accounts are separate entities from other funds managed by the included managers. The strategies comprising the Index are equally weighted, although the number of Portfolio Managers employing each strategy may vary. Performance of the accounts included in the Index is computed net of all fees and expenses of the accounts, including management and administrative fees and performance-based incentive compensation payable to the managers of those accounts.
   S&P has absolute discretion to modify any and all constituents of the Index. Because the Index is intended to be a benchmark and is not managed by S&P to achieve superior investment returns, poor investment performance by a particular hedge fund manager in and of itself would not result in elimination of that manager from the Index.
   The Index generally is rebalanced annually, but may be rebalanced more often as managers are added or removed. Additions to, or deletions from, the Index are determined by S&P and incorporated into the Index after the finalization process (typically several weeks after the end of the month in which the change is made) (each, a "Rebalancing Period"). Additions and deletions are expected to be announced at least one month prior to the start of each Rebalancing Period. Managers may be added or removed from the Index at the sole discretion of S&P and S&P retains the right to remove a manager between Rebalancing Periods if deemed necessary to address what it determines are extraordinary circumstances. Changes made in the composition of the Index will be publicly announced by S&P, and the Fund will not have advance access to such announcements. S&P reserves the right to restate past results of the Index should it be deemed necessary.
   The Index is intended to provide a benchmark which, in the opinion of S&P, is broadly reflective of hedge fund investment strategies. The criteria established by S&P are designed to screen out hedge fund managers who do not conform to their intended strategies, have untested strategies, have unsatisfactory operational or compliance issues, or do not meet the other criteria established by S&P. It is important to note that S&P's decision to include a particular hedge fund manager as one of the constituents of the Index does not reflect an endorsement by S&P or anyone else as to the merits of that hedge fund manager.
   The Fund is not sponsored, endorsed, sold or promoted by S&P, which is a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track the performance of hedge funds. S&P's only relationship to Rydex is the licensing of certain trademarks and trade names of S&P and of the Index, which is determined, composed and calculated by S&P without regard to Rydex or the Fund. S&P has no obligation to take the needs of Rydex or the shareholders of the Fund into consideration in determining, composing or calculating the Index. S&P is not responsible for and has not participated in the determination of the timing of issuance of shares of the Fund, the prices at which shares of the Fund are issued or the quantities of shares of the Fund to be issued or in the determination or calculation of the net asset value of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.
   S&P does not guarantee the accuracy or the completeness of the Index or any data included therein and S&P has no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Rydex, the Fund, investors in the Fund or any other person or entity form the use of the Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
   Appendix B contains past performance and statistical information regarding the Index. S&P commenced calculation of the Index on October 1, 2002. THIS PERFORMANCE AND STATISTICAL INFORMATION DOES NOT REPRESENT THE INVESTMENT PERFORMANCE OF THE FUND. The information is provided to illustrate the combined historic investment results obtained by the constituents of the Index and should not be viewed as indicative of the future investment performance of the Index or the Fund. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. PAST PERFORMANCE OF THE INDEX OR ITS CONSTITUENTS DOES NOT GUARANTEE FUTURE RESULTS OF THE INDEX OR THE FUND.

BORROWING; USE OF LEVERAGE
   The Fund is authorized to borrow money for investment purposes (including to facilitate its ability to track the Index), to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money for similar purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. The investment programs of certain Portfolio Managers may make extensive use of leverage. See "Risk Factors--Leverage; Borrowing."
   The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Managers. The determination of compliance with the Asset Coverage Requirement as applicable to the Fund will take into account any borrowings by Portfolio Accounts, as well as to other transactions by Portfolio Accounts that can be deemed to result in the creation of "senior securities." Generally, in conjunction with investment positions of the Fund and Portfolio Accounts that are deemed to constitute senior securities, the Fund must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit a Portfolio Account's ability to otherwise invest those assets or dispose of those securities. See "Risk Factors--Leverage; Interest Rates; Margin."

SHORT SELLING
   Portfolio Funds and Portfolio Accounts may sell securities short. To effect a short sale, a Portfolio Fund or Portfolio Account borrows the security being sold short from a brokerage firm, or other permissible financial intermediary, and makes delivery of that security to the buyer. The Portfolio Fund or Portfolio Account then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price of the security at that time may be more or less than the price at which the security was sold short by the Portfolio Fund or Portfolio Account, which would result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. See "Risk Factors--Short Selling."

DERIVATIVES
   Portfolio Funds and Portfolio Accounts may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivatives include stock options, index options, shares of ETFs, swaps, futures contracts, forward contracts and options on futures. In addition, the Fund may use Index Derivatives to facilitate tracking the performance of the Index or specified components of the Index. These financial instruments will generally be structured as swaps, options or notes.

   Transactions in derivatives may be more efficient and less costly than entering into the actual individual long and short positions. Portfolio Funds and Portfolio Accounts are authorized to use any combination of derivatives in a variety of ways in pursuing their investment objectives. From time to time, new derivatives instruments are developed and offered in the marketplace. Portfolio Funds and Portfolio Accounts are authorized to utilize any such new instruments in pursuing their investment objectives. Transactions in derivatives, including Index Derivatives, involve risks. See "Risk Factors--Derivatives."
   The Fund has claimed an exclusion from the definition of the term commodity pool operator ("CPO") pursuant to Rule 4.5 under the CEA. Therefore, the Fund is not subject to registration or regulation as a CPO under the CEA.

SHORT-TERM AND DEFENSIVE INVESTMENTS
   The Fund invests its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, shares of money market mutual funds, and repurchase agreements with banks, brokers and dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective. Repurchase agreements involve certain risks that are described in the SAI.

MANAGEMENT OF THE FUND
GENERAL
   The Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of Independent Trustees.
   Rydex Capital Partners I, LLC ("Rydex") serves as the Fund's investment adviser. Rydex is a Delaware limited liability company and is registered as an investment adviser under the Advisers Act. Its address is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The managing member of Rydex is Rydex Partners I, LLC, a Delaware limited liability company which in turn is wholly owned by PADCO Advisors II, Inc., a Maryland corporation that is a registered investment adviser. Rydex Distributors, Inc. (the "Distributor") is the distributor of the Fund's shares.
   Rydex is affiliated with PADCO Advisors, Inc. and PADCO Advisors II, Inc., which conduct their businesses under the name Rydex Global Advisors. Rydex Global Advisors is the sponsor of an innovative mutual fund family with flexible investment products designed for a variety of market conditions.
   Pursuant to an investment advisory agreement with the Fund (the "Investment Advisory Agreement"), Rydex is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day investment management services to the Fund.
   In consideration for the investment advisory services provided by Rydex, the Fund pays Rydex a fee (the "Advisory Fee") computed and paid monthly in advance at the annual rate of 1.75% of the value of the Fund's net assets, determined as of the beginning of each month. The Advisory Fee is in addition to the fees and expenses borne by the Fund as an investor in Portfolio Funds. A pro rata refund of a portion of the Advisory Fee will be made to the Fund in the event that the Investment Advisory Agreement is terminated at any time other than the end of a month.
   Rydex has entered into a licensing agreement with PlusFunds to obtain the right to offer shares of a registered investment company that pursues an investment program that seeks to track the Index and to obtain information and assistance from PlusFunds to facilitate the operations of the Fund. Fees payable to PlusFunds under this agreement are paid by Rydex and not by the Fund.

PORTFOLIO MANAGEMENT TEAM
   MICHAEL P. BYRUM, CFA, President of Rydex Capital Partners I, LLC. Mr. Byrum was named Chief Operating Officer of Rydex Investments in 2003 and has served as Chief Investment Officer of Rydex Investments since 2000. He has been associated with Rydex and its affiliates since 1993 and during this time, has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.
   A team of investment professionals at Rydex is responsible for the day-to-day management of the Fund's portfolio. This team is supervised by Michael P. Byrum, CFA.

ADMINISTRATIVE SERVICES
   Under the terms of an Administration Agreement with the Fund, Rydex provides certain administrative services to the Fund, including, among others: fund accounting; providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; assisting in the review of investor applications; monitoring the Fund's compliance with Federal and state regulatory requirements; coordinating and organizing meetings of the Board and meetings of shareholders; and maintaining and preserving certain books and records of the Fund. In consideration for these services, the Fund pays Rydex a fee computed and paid monthly in advance at the annual rate of 0.20% of the value of the Fund's net assets, determined as of the beginning of each month (the "Administration Fee"). Rydex has, at its own expense, retained Forum Administrative Services, LLC and Forum Accounting Services, LLC to provide certain of these services.

TRANSFER AGENT SERVICES
   Forum Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer agent.

CUSTODIAN
   Forum Trust, LLC (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians and securities depositories) approved by the Board. The principal business address of the Custodian is Two Portland Square, Portland, Maine 04101.

FUND EXPENSES
   The Fund bears various expenses associated with its operations, including, but not limited to: the Advisory Fee, the Administration Fee; any taxes; investment-related expenses incurred by the Fund (e.g., fees and expenses charged by Portfolio Managers and Portfolio Funds, and costs associated with organizing and operating Portfolio Accounts); fees and expenses for transfer agent and custody services; the fees and expenses of the Fund's independent auditors and legal counsel; costs associated with the registration of the Fund, including the costs of compliance with Federal and state laws; costs and expenses of holding meetings of the Board and meetings of shareholders, including costs associated with preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; and such other expenses as may be approved by the Board.
   The Fund indirectly bears additional fees and expenses as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1%-2.5%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance fee or allocation would generally be payable to the Portfolio Manager. In such cases, the fees and allocations may differ from, and could be higher than, those described above. Any such arrangements will be subject to the approval of the Board and shareholders of the Fund.
   Rydex has contractually agreed to waive its fees or to pay or absorb the ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Fund (but excluding interest expense, brokerage commissions, indirect fees associated with the Fund's investment in Portfolio Funds and extraordinary expenses) to not more than 1.95% per annum of the average monthly net assets of the Fund (the "Expense Limitation"). The Expense Limitation may not be modified or eliminated except with the approval of the Board. Repurchase fees, if any, received by the Fund in connection with repurchases of shares will be deemed to offset

Fund expenses for purposes of the Expense Limitation. Thus, the Fund's ordinary operating expenses may exceed the Expense Limitation by an amount equal to the amount of repurchase fees the Fund receives. To the extent not borne by Rydex as a result of the Expense Limitation, the Fund will bear organizational expenses, which are estimated at $36,500. The Fund will also bear initial and ongoing offering expenses, not to exceed $262,000, in connection with the initial offering of shares.

REPURCHASE OFFERS
NO RIGHT OF REDEMPTION
   No shareholder or other person holding shares of the Fund acquired from a shareholder has the right to require the Fund to redeem those shares or any portion thereof. There is no public market for shares, and none is expected to develop. Liquidity will be provided to shareholders only through limited repurchase offers that will be made by the Fund from time to time, and shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

REPURCHASE OFFERS
   The Fund from time to time will offer to repurchase its outstanding shares pursuant to written tenders by shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offers to repurchase a specified dollar amount of the Fund's outstanding shares. A repurchase fee equal to 1.0% of the value of shares repurchased by the Fund will apply if the date as of which the shares are valued for purposes of repurchase is less than one year following the date of the investor's purchase of the shares (for this purpose, the first shares purchased by an investor will be deemed to be the first shares sold by the investor (i.e., the identity of the shares sold will be determined on a first-in, first-out basis)). The repurchase fee is payable to the Fund and, if applicable, deducted before payment of the proceeds of the repurchase to the shareholder.
   In determining whether and when the Fund should repurchase shares, the Board will consider various factors, including the recommendations of Rydex. Rydex expects that it will recommend to the Board that the Fund offer to repurchase shares as of June 30, 2004, and thereafter, four times each year, as of the last business day of March, June, September and December. A "business day" is a day in which the New York Stock Exchange is open for business (a "Business Day"). The Fund's Declaration of Trust provides that the Fund will be dissolved if the shares of any investor that has submitted a written request for repurchase of its shares have not been repurchased by the Fund within a period of two years after the investor's request; provided, however, that dissolution will not be required if the Fund is unable to repurchase an investor's shares as a result of regulatory restrictions. The

Board also will consider the following factors, among others, in making its determination:

   o whether any shareholders have requested the repurchase of shares by the Fund;

   o the liquidity of the Fund's assets;

   o the investment plans and working capital requirements of the Fund;

   o the relative economies of scale with respect to the size of the Fund;

   o the history of the Fund in repurchasing shares;

   o the economic condition of the securities markets; and

   o the anticipated tax consequences of any proposed repurchases of shares.

   The Board will determine that the Fund repurchase shares from investors only on terms the Board determines to be fair to the Fund and its shareholders. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each shareholder describing the terms of the offer, and containing information that shareholders should consider in deciding whether to tender their shares for repurchase. Shareholders who are deciding whether to tender their shares during the period that a repurchase offer is open may obtain information regarding the estimated net asset value of their shares from the Transfer Agent during the period the offer remains open.
   The repurchase of shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see "Taxes" and also "Tax Aspects" in the SAI.

REPURCHASE PROCEDURES
   Due to liquidity restraints associated with the Fund's investments in Portfolio Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for shares being repurchased, it is presently expected that, under the procedures applicable to repurchase offers: shares will be valued for purposes of determining their repurchase price as of a date approximately 65 days after the date by which shareholders must submit a repurchase request (the "Net Asset Value Determination Date"); the Fund will generally pay 90% of the net asset value of the shares repurchased within approximately 25 days after the Net Asset Value Determination Date; and the balance due will be paid within approximately 35 days after the Net Asset Value Determination Date. The amount that an investor may expect to receive on the repurchase of shares will be the net asset value of the shares being repurchased determined as of the Net Asset Value Determination Date, less the repurchase fee, if applicable. Payments made in connection with repurchases of shares will not be subject to adjustment after payment is made for repurchased shares. See "RISK FACTORS-SPECIAL RISKS OF MULTI-MANAGER STRUCTURE-CALCULATION OF NET ASSET VALUE."
   Under these procedures, investors will have to decide whether to tender their shares for repurchase without the benefit of having current information regarding value of shares as of a date proximate to the Net Asset Value Determination Date. The value of shares will change between the date by which an investor must decide whether to tender its shares for repurchase and the Net Asset Value Determination Date. In addition, there will be a substantial period of time between the date as of which shareholders must tender their shares and the date they can expect to receive payment for those shares from the Fund. However, promptly after the expiration of a repurchase offer, shareholders whose shares are accepted by the Fund for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased shares. Payments for repurchased shares may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds. The method by which the Fund calculates its net asset value per share is discussed below under the caption "Calculation of Net Asset Value."
   A shareholder who tenders for repurchase only a portion of its shares will be required to maintain a minimum balance of $15,000 of shares, as of the net asset value determination date. The Fund has the right to reduce the amount of shares tendered for repurchase by a shareholder so that the required minimum balance is maintained. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder.
   Repurchases of shares by the Fund are subject to certain regulatory requirements imposed by SEC rules. The procedures applicable to repurchases of shares as described above may be amended by the Board in order to comply with any regulatory requirements applicable to such repurchase procedures.
   The Fund may cancel an offer to repurchase shares (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (a) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase shares tendered pursuant to the Offer; (b) there is, in the judgment of the Board, any (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund, (ii) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or the States of Maryland or Maine that is material to the Fund, (iii) limitation imposed by federal or state authorities on the extension of credit by lending institutions,
(iv) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment, (v) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund, (vi) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer, or (vii) other event or condition that would have a material adverse effect on the Fund or its investors if shares tendered pursuant to the Offer were purchased; or (c) the Board determines that it is not in the best interest of the Fund to purchase shares pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.
   The Fund is permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See "Risk Factors--Leverage; Interest Rates; Margin."

MANDATORY REDEMPTION BY THE FUND
   The Fund may redeem the shares of any shareholder or any person acquiring shares of the Fund from or through a shareholder under certain circumstances, including if: ownership of the shares by the shareholder or other person will cause the Fund to be in violation of certain laws; continued ownership of the shares may adversely affect the Fund; any of the representations and warranties made by a shareholder in connection with the acquisition of the shares was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the shares or a portion thereof. A shareholder whose shares are redeemed by the Fund will not be entitled to a refund of any amount of sales load paid in connection with the purchase of those shares.

CALCULATION OF NET ASSET VALUE
   The Fund currently computes its net asset value twice monthly as of the close of regular trading (generally 4:00 p.m. New York time) on each of the last two Business Days of the month. The Fund may determine to compute its net asset value more frequently than monthly. Securities owned by the Fund and for which market quotations are available will be valued at current market prices. If reliable market prices are unavailable, securities will be valued at fair value as determined in good faith in accordance with procedures approved by the Board.
   The Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value. In accordance with these procedures, fair value of these investments ordinarily will be the value determined as of the end of the day of such valuation by the Portfolio Funds or their agents in accordance with the Portfolio Funds' valuation policies and as reported to the Fund. As a general matter, the fair value of the Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that a Portfolio Fund does not report a value to the Fund on a timely basis, the Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported to the Fund, as well as any other relevant information available at the time the Fund values its assets. The Board has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available, or the fair value of such securities as of the Fund's valuation date.

   Before investing in any Portfolio Fund, Rydex will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that Rydex reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that Rydex will periodically review the valuations of interests in Portfolio Funds provided to the Fund, neither Rydex nor the Board will be able to confirm independently the accuracy of valuations of such interests provided by Portfolio Funds (which are unaudited, except for valuations as of the Portfolio Funds' fiscal year ends).
   The Fund's valuation procedures require Rydex to consider all relevant information available at the time the Fund values its assets. Rydex or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund does not represent the fair value of the Fund's interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.
   The valuations reported by Portfolio Funds, based upon which the Fund calculates its net asset value, may be subject to later adjustment based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time. The Fund will adjust the number of Fund shares issued to or repurchased from any particular shareholder in the event that an adjustment to the Fund's net asset value is made prior to the end of the subsequent month in which the shares are issued or repurchased by the Fund. A previously determined net asset value per share of the Fund will not be modified as a result of adjustments made after the last Business Day of the subsequent month. See "RISK FACTORS-SPECIAL RISKS OF MULTI-MANAGER STRUCTURE-CALCULATION OF NET ASSET VALUE."
   Expenses of the Fund, including the Advisory Fee, the Administration Fee and the costs of any borrowings, are accrued and taken into account in determining net asset value.

   The Fund's net asset value per share is computed by subtracting the Fund's liabilities from the value of its assets and then dividing the result by the number of shares of the Fund then outstanding. Net asset value per share will be rounded up or down to the nearest cent.

DESCRIPTION OF SHARES
   The Fund is a Delaware statutory trust that was organized on December 4, 2002. It may issue an unlimited number of shares of beneficial interest with a $0.01 par value. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Fund and, on liquidation, to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share. Shares are not available in certificated form.
   The Board, in its absolute discretion, may prescribe such bases and times for declaring and paying dividends and other distributions on shares, as it may deem necessary or desirable. No shareholder or other person holding shares acquired from a shareholder will have the right to require the Fund to redeem those shares or any portion thereof.
   Shares do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. In general, any action requiring a vote of the shareholders of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the shares voted. Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of "a majority of the outstanding voting securities" of the Fund, as defined in
Section 2(a)(42) of the Investment Company Act. The Declaration of Trust requires the affirmative vote of the holders of a majority of the outstanding shares to authorize a merger or consolidation of the Fund or certain sales of all or substantially all of the Fund's assets, except that if a majority of the Board approves such merger, consolidation or sale, the approval of a majority of shares present (in person or by proxy) at the shareholders' meeting shall be sufficient. The Declaration of Trust also requires the affirmative vote or consent of the holders of sixty-seven percent (67%) of outstanding shares to convert the Fund from a closed-end to an open-end company, except that if a majority of the Board approves such conversion, the approval of a majority of the Fund's outstanding shares shall be sufficient.
   Meetings of shareholders to consider any matter as to which a vote of shareholders is required by the Investment Company Act or is permitted to be requested by shareholders pursuant to the Investment Company Act and as to which the Board has not called a meeting of shareholders shall be called by the secretary upon the written request of the holders of shares entitled to cast not less than ten percent (10%) of all the votes then entitled to be cast on such matter at a meeting of shareholders. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat. Only the Board may amend the bylaws. Some of the foregoing could have the effect of delaying, deferring or preventing changes in control of the Fund.
   Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event, the holders of the remaining shares so voting will not be able to elect any Trustees.
   The Fund may be terminated at any time by vote of the holders of a majority of the outstanding shares of the Fund entitled to vote or by the Trustees. Upon termination of the Fund, after paying or providing for all obligations of the Fund, the Fund shall, in accordance with such procedures as the Board considers appropriate, reduce the remaining assets held to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds held ratably according to the number of shares held by shareholders on the date of termination.
   Under the Declaration of Trust, each Trustee shall serve during the continued lifetime of the Fund until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the Investment Company Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration of Trust or the Investment Company Act.
   Subject to obtaining such exemptions from the Investment Company Act as may be necessary, the Fund may in the future issue additional classes of shares having fees, charges, repurchase rights and other characteristics that differ from those of the shares being offered by means of this Prospectus.

TAXES
   This summary of certain aspects of the Federal income tax treatment of the Fund and its shareholders is based upon the Code, judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws. The Fund's investment strategies may be employed without regard to the tax consequences of the Fund's transactions on the Fund's shareholders.

   TAXATION OF THE FUND. The Fund intends to qualify to be treated as a regulated investment company under Subchapter M of the Code. While so qualified, the Fund will not be required to pay Federal income tax on that portion of its investment company taxable income and net capital gains it distributes to shareholders. The Fund intends to distribute substantially all of such income and gains to its shareholders each year and intends to distribute its income and gains in such a way that it will not be subject to the 4%

Federal excise tax on certain undistributed amounts.
   Certain investments will cause the Fund to recognize taxable income in a year prior to the receipt by the Fund of a distribution, if any, from such investments relating to such income. The Fund nevertheless is required to make a taxable distribution to its shareholders with respect to such "phantom income" in the year of recognition and may need to borrow for that purpose.
   TAXATION OF SHAREHOLDERS. Most shareholders normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from the Fund whether dividends and distributions are paid in cash or reinvested in additional shares. The tax status of any dividend or distribution is the same regardless of how long a shareholder has been an investor in the Fund except with respect to certain "Qualified Dividends" designated by the Fund. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% corporate dividends-received deduction. Following the end of each calendar year, every shareholder will be sent tax information regarding the distributions made to such shareholder during the calendar year.
   Distributions paid in January but declared by the Fund in October, November or December of the previous year are taxable to a shareholder in the previous year. A shareholder who sells shares in the Fund will generally recognize capital gains or losses, which will be long-term or short-term depending on the shareholder's holding period for the shares being sold.
   The Fund's transactions in options, short sales, futures and forward contracts are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.
   The Fund is required by Federal law to withhold 28% of reportable payments (which may include dividends, capital gain distributions and redemptions) made to certain shareholders. In order to avoid this backup withholding requirement, a shareholder must complete a Form W-9, Form W-8BEN or other applicable form.
   There is no other tax withholding requirement with respect to a shareholder who is not a U.S. person within the meaning of the Code ("Non-U.S. Person") on the portion of the Fund's distributions that consist of long term capital gains realized by the Fund. However, the remaining distributions to Non-U.S. Persons are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty. Other rules may apply to Non-U.S. Persons whose income from the Fund is effectively connected with the conduct of a U.S. trade or business by such Non-U.S. Person; such investors should consult with their own advisers regarding those rules.
   A more detailed discussion of the tax considerations related to an investment in the Fund is contained in the Statement of Additional Information. Each shareholder should consult its own tax adviser as to the tax consequences of investing in the Fund, including the application of state and local taxes which may be different from the Federal income tax consequences described above.

INVESTOR QUALIFICATIONS
   Shares are being offered only to "Eligible Investors." The term "Eligible Investor" includes, among others, an individual who: (i) has a net worth (or joint net worth with the investor's spouse) in excess of $1 million; (ii) had income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year; or (iii) has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for shares in a fiduciary capacity on behalf of the account. Other categories of Eligible Investors applicable to companies and other investors are set forth in the investor certification that must be signed by (or on behalf of) each investor in order to invest in the Fund, a form of which appears as Appendix A to this Prospectus. Existing shareholders who purchase additional shares will be required to meet the Fund's eligibility requirements at the time of the additional purchase.
   Before an investor may invest in the Fund, the prospective investor or such prospective investor's broker, dealer or other financial intermediary will be required to certify that the investor meets the foregoing investor qualification requirements. (Further information about investor qualifications is contained in Appendix A of this prospectus.) If an investor's certification is not received on or before the date shares are to be issued, the investor's order will not be accepted.

DISTRIBUTION ARRANGEMENTS
GENERAL
   The Distributor, Rydex Distributors, Inc., acts as the distributor of shares of the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of a Distribution Agreement entered into with the Fund. Shares are being offered for sale by the Distributor and through brokers or dealers that have entered into selling agreements with the Distributor ("Selling Agents"). The Fund is not obligated to sell to a broker or dealer any shares that have not been placed with investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 9601 Blackwell Road, Suite 500, Rockville Maryland 20850, and is an affiliate of Rydex.
   Shares are being offered and may be purchased on a monthly basis (or at such other times as may be determined by the Board) at a price equal to their then-current net asset value.
   Neither the Distributor nor any selling Agent is obligated to buy any shares from the Fund. The Distributor does not intend to make a market in shares. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act of 1933, as amended.

   Shares are sold subject to the following sales loads:



   Investment                        Sales Load (as a  Sales Load (as a
                                     percentage of     percentage of public
                                     your investment   offering price)
--------------------------------------------------------------------------------

   Less than $150,000                     3.00%             2.91%

   $150,000 to less than $500,000         2.00%             1.97%

   $500,000 or more                       1.00%             0.99%

   The sales load is waived in certain cases with respect to purchases of shares by certain investors. For further information and eligibility for the sales load waiver, see Appendix C of this prospectus. The Distributor receives the proceeds of any applicable sales load paid by an investor (See "Purchase Terms" below). All or a portion of the sales load is reallowed by the Distributor to Selling Agents. In addition, Rydex (or one of its affiliates) may pay from its own resources additional compensation to Selling Agents of up to 0.50% of the value of shares sold by them and up to 0.50% per year of the Fund's net asset value attributable to shares sold by them. The maximum underwriting compensation to be paid to underwriters and related persons in connection with the offering of shares will not exceed 8.00% of the gross proceeds of shares sold. Such compensation consists of the maximum sales load of 3.00% and the additional compensation described above. These payments will not be an obligation of the Fund or of investors.

PURCHASE TERMS
   Shares are being offered only to investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund is $25,000 (plus the applicable sales load). Subsequent investments must be at least $5,000 (plus the applicable sales load). The Board may waive or reduce the required minimum initial and additional investment in the Fund with respect to investors that are affiliates, employees, officers or members of Rydex or any of its affiliates. These minimums may be modified by the Fund from time to time. The Fund reserves the right to reject any order for the purchase of shares and may, in its sole discretion, suspend the offering of shares at any time.
   Shares are offered and may be purchased on a monthly basis on the second to last Business Day of the month (or at such other times as may be determined by the Board) (the "Purchase Date") at a price equal to their then-current net asset value plus the applicable sales load. The full amount of an investment must be received by the Distributor not later than 14 calendar days prior to the Purchase Date if payment is made by check, or 2 Business Days prior to the Purchase Date if payment is sent by wire. All investor funds to purchase shares are deposited in a non-interest bearing escrow account maintained by U.S. Bank, as escrow agent, for the benefit of the investors, pending acceptance or rejection of the purchase order. If an investor's purchase order is rejected, the escrowed funds will promptly be returned to the investor.
   Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by an investor will be aggregated with the amount of the investor's initial investment and any other additional previous investments in the Fund by the investor in determining the applicable sales load at the time of the subsequent investment. The right of accumulation also permits an investor's investment in the Fund to be combined with the investment in the Fund by the other accounts of the investor (including IRA's and participant-directed employee benefit plans). This right of accumulation does not extend to any other fund advised, sponsored or distributed by Rydex or any affiliate of Rydex. To receive a reduced sales load, an investor must, at the time of purchase, give the Selling Agent sufficient information to permit confirmation of the qualification.
   Prior to investing in the Fund, a prospective investor or such prospective investor's broker, dealer or other financial intermediary will be required to certify that the investor meets the foregoing investor qualification requirements. If an investor's certification is not received on or before the date shares are to be issued, the investor's order will not be accepted.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
   You will ordinarily submit your transaction orders through your broker, dealer or other financial intermediary through which you opened your investor account. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information and promptly transmitting for acceptance by the Fund your order and the monies associated with your investment Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have other requirements for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

DIVIDENDS AND OTHER DISTRIBUTIONS
   The Fund pays dividends to shareholders at least annually in aggregate amounts representing substantially all of the Fund's net investment income (including realized short-term gains), if any, earned during the year. The Fund's long-term capital gains, if any, are also distributed annually. Dividends will vary in amount depending on investment income received.
   In addition, depending on the performance of the Fund's investments, the related growth of the Fund's net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes. For additional information, see "Taxes" in the Statement of Additional Information.

   The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive.

AUTOMATIC REINVESTMENT PLAN
   All dividends and other distributions are reinvested in additional shares of the Fund unless a shareholder elects to receive payment in cash. The tax status of any dividend or other distribution is the same regardless of whether or not the dividend or distribution is reinvested or taken as cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.
   Shares issued in connection with reinvestments will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Shareholders are free to change their election at any time by contacting the Distributor. Your request must be received by the Fund before the applicable record date to be effective for that dividend or capital gain distribution.
   Although shareholders receive no cash when distributions are reinvested, ordinary income and capital gains are still realized for federal income tax purposes. Distributions may also be subject to state and local taxes in the year they are declared. Shareholders will be required to report distributions on their tax returns, even if the distributions are reinvested in additional shares.
   The Fund reserves the right to suspend the automatic reinvestment of dividends and other distributions at any time and to require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions
   Additional information about the reinvestment of dividends and other distributions can be obtained by contacting the Distributor at 888-59RYDEX (888-597-9339).

GENERAL INFORMATION
   The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund's address is 9601 Blackwell Road, Suite 500, Rockville Maryland 20850, and its telephone number is 888-59RYDEX (888-597-9339).

INVESTOR QUALIFICATIONS                                          APPENDIX A
Before an investor may invest in the Fund, the prospective investor or such prospective investor's broker, dealer or other financial intermediary will be required to certify that the investor meets one of the foregoing investor qualification requirements.

      (A) a natural person who had income in excess of $200,000 in each of the two most recent years (or joint income with my spouse in excess of $300,000 in each of those years) and who has a reasonable expectation of reaching the same income level in the current year;

      (B) a natural person who has a net worth (or joint net worth with my spouse) in excess of $1,000,000 (net worth for this purpose means total assets in excess of total liabilities);

      (C) an investor having an account managed by an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the adviser is subscribing for shares in a fiduciary capacity on behalf of the account;

      (D) a director or executive officer of the Fund;

      (E) a trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in the Fund, and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

      (F) an entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; (iv) a Massachusetts or similar business/statutory trust; or (v) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

      (G) an entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a "bank," "savings and loan association," "insurance company," or "small business investment company" (within the meaning of 17 C.F.R. Section 230.501(a)) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

      (H) a broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

      (I) an investment advisor registered as such with the SEC, pursuant to the Investment Advisers Act of 1940, or regulated as an investment advisor by a state securities authority;

      (J) an investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

      (K) an entity that has elected to be treated or qualifies as a "business development company" within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

      (L) an insurance company as defined in Section 2(a)(13) of the Securities Act of 1933, as amended ("1933 Act");

      (M) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;


      (N) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

      (O) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (a "Plan"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as defined in Regulation D under the 1933 Act); or

      (P) an entity in which all of the equity owners are "accredited investors" (as defined in Regulation D under the 1933 Act).

As used herein, "net worth" means the excess of total assets at fair market value, including home, less total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property (e.g., mortgage loans, equity lines, etc.), or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

                                                                      APPENDIX B

   This Appendix contains the composite investment performance record and index value (collectively, "Performance Data") of the Standard & Poor's ("S&P") Hedge Fund Index (the "Index"). THE PERFORMANCE OF THE INDEX PRESENTED IN THIS APPENDIX IS NOT THE PERFORMANCE OF THE FUND, AND IT DOES NOT REFLECT THE IMPACT OF ANY FEES OR EXPENSES SIMILAR TO THOSE THAT WILL BE BORNE BY THE FUND. Investing in the Fund involves a high degree of risk. You can lose money. PAST PERFORMANCE OF THE INDEX IS NOT A GUARANTEE OF FUTURE PERFORMANCE OF THE INDEX OR OF THE FUND.

   THE PERFORMANCE DATA MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTE APPEARING BELOW WHICH IS AN INTEGRAL PART HEREOF.
            MONTHLY VALUE AND PERFORMANCE OF S&P HEDGE FUND INDEX(1)

                           S&P HEDGE FUND INDEX            PERFORMANCE
   PERIOD             VALUE AS OF END OF PERIOD           DURING PERIOD
-----------------------------------------------------------------------
   9/30/02                              997.498
   9/30/02-10/31/02                     992.750                  -0.48%
   10/31/02-11/30/02                   1003.924                   1.13%
   11/30/02-12/31/02                   1016.857                   1.29%
   12/31/02-01/31/03                   1034.729                   1.76%
   1/31/03-02/28/03                    1046.036                   1.09%
   2/28/03-03/31/03                    1042.448                  -0.34%
   03/31/03-04/30/03                   1055.123                   1.22%
   04/30/03-05/31/03                   1074.295                   1.82%
   05/31/03-06/30/03                   1079.326                   0.47%
   06/30/03-07/31/03                   1078.931                  -0.04%
   07/31/03-08/31/03                   1086.303                   0.68%
   08/31/03-09/30/03                   1093.675                   0.68%
   09/30/03-10/30/03                   1108.970                   1.40%
   10/30/03-11/30/03                   1113.850                   0.44%
   11/30/03-12/31/03                   1129.945                   1.45%

   1. S&P commenced calculation of the Index as of October 1, 2002 (the "Commencement Date"). The Index reflects the investment performance of accounts managed by hedge fund managers selected by S&P (the "Included Managers"). The particular weighting of each Included Manager is determined by S&P. The reported performance of the Index is the composite performance of these accounts, net of all fees and expenses (including management and administration fees and performance-based incentive compensation) payable to the Included Managers. For additional information regarding the composition of the Index and the computation of the returns of the Index, see "Investment Objective and Principal Strategies-The Standard & Poor's Hedge Fund Index."

   PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE INDEX OR OF THE FUND.
   The Index's performance during a particular period is based on the composite net capital appreciation or depreciation of the constituents of the Index for the indicated period, and, because the Index' performance is not and does not purport to be the rate of return of the Fund, it has not been adjusted to reflect any fees or expenses, including the Advisory Fee and Administration Fee, borne by investors in the Fund.
   Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof. The performance and statistical information contained in this Appendix was compiled by S&P. Neither the Fund nor S&P guarantees the accuracy of the performance and statistical information contained in this Appendix. Neither the Fund nor S&P recommends any investment decision based on the performance and statistical information contained in this Appendix.




                                       B-2

                                                                      APPENDIX C

SALES LOAD WAIVERS
   The sales load for Rydex Capital Partners SPhinX Fund (the "Fund") is waived for certain types of investors. Rydex Distributors, Inc. (the "Distributor") currently waives sales loads for purchases of shares in the Fund ("Shares") by or on behalf of:

(i) dealers, brokers or banks that have entered into an agreement with the Distributor and that are purchasing Shares on behalf of their customers or clients or are purchasing shares for their own account;

(ii) investment advisors and financial planners that are purchasing Shares on behalf of their customers or clients, and that charge a fee for their services; and

(iii) retirement and deferred compensation plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), and trusts used to fund those plans.

   To receive a sales load waiver in accordance with the above provision, an investor must, at the time of purchase, give the selling agent sufficient information to permit confirmation of the qualification. Notwithstanding any waiver of sales load, investors must meet the eligibility requirements set forth in the Fund's prospectus.

This page intentionally left blank.

This page intentionally left blank.

RYDEX CAPITAL PARTNERS
9601 Blackwell Road
Suite 500
Rockville,MD 20850
888.59RYDEX
WWW.RYDEXFUNDS.COM